OPPENHEIMER SERIES FUND, INC.
CONNECTICUT MUTUAL INCOME ACCOUNT
2 World Trade Center, New York, New York 10048
1-800-525-7048

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held April 24, 1996

To the Shareholders:

Notice is hereby given that a Special Meeting of the Shareholders of Connecticut Mutual Income Account ("Income Fund" or the "Fund"), a series of Oppenheimer Series Fund, Inc. (the "Company"), an open-end, management investment company (formerly named Connecticut Mutual Investment Accounts, Inc.), will be held at OppenheimerFunds, Inc., 3410 South Galena Street, Denver, Colorado 80231, at 10:00 A.M., Denver time, on April 24, 1996, and any adjournments thereof (the "Meeting"), for the following purposes:

1.To consider and vote upon approval of the Agreement and Plan of Reorganization dated as of March 18, 1996 (the "Reorganization Agreement") by and among Income Fund and Oppenheimer Bond Fund ("Bond Fund"), a series of Oppenheimer Integrity Funds (the "Trust"), and the transactions contemplated thereby (the "Reorganization"), including (i) the transfer of substantially all the assets of Income Fund to Bond Fund in exchange solely for the issuance of Class A and Class B shares of Bond Fund, (ii) the distribution of such shares of Bond Fund to shareholders of Income Fund in liquidation of Income Fund, and (iii) the cancellation of the outstanding shares of the Fund (the "Proposal"); and

2.To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Income Fund's Class A and Class B shareholders of record at the close of business on March 18, 1996 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of the Company recommends a vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors,

Andrew J. Donohue, Secretary

March 18, 1996


Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATION

1. What is the Reorganization?
The proposed Reorganization provides for the transfer of substantially all the assets of Connecticut Mutual Income Account ("Income Fund" or the "Fund") to Oppenheimer Bond Fund ("Bond Fund"), the issuance of shares of Bond Fund to Income Fund for distribution to its shareholders and the cancellation of the outstanding shares of Income Fund. The number of shares of Bond Fund that will be received by shareholders of Income Fund will be determined on the basis of the relative net asset values of Bond Fund and Income Fund. Although the number of shares of Bond Fund received by a shareholder of Income Fund may be more or less than the shareholder's holdings of Income Fund shares, the value of the shares of Bond Fund issued in the Reorganization will be equal to the value of the shares previously held in Income Fund.

2. What are the reasons for the Reorganization?
On February 14, 1996, at a meeting of Income Fund's shareholders, the Fund's shareholders voted to approve the appointment of OppenheimerFunds, Inc. ("OFI") as the Fund's investment adviser. In the proxy statement dated December 18, 1995 and the supplement dated January 19, 1996 (the "1995 Proxy Statement") relating to that meeting, the Fund's shareholders were advised that at a later date they would vote on the merger of the Fund into a comparable Oppenheimer mutual fund.

3. What benefits to shareholders may result from this transaction?
The Directors of Income Fund believe that combining these two funds may benefit shareholders of Income Fund by allowing the Fund to capitalize on expected economies of scale in the provision of the following services: accounting, legal, transfer agency, insurance, custody and administration.

4. Who is paying the expenses of the Reorganization?
All expenses of the Reorganization will be paid by Massachusetts Mutual Life Insurance Company [which is the indirect parent of G.R. Phelps & Co., Inc., ("Phelps")], the administrator and previous investment manager of the Fund and of OFI, the Fund's new investment manager.

5. Who is OppenheimerFunds, Inc.?
OppenheimerFunds, Inc. and its subsidiaries are engaged principally in the business of managing, distributing and servicing registered investment companies. OFI is indirectly controlled by Massachusetts Mutual Life Insurance Company ("MassMutual") which controls Phelps as a result of the merger of MassMutual and Connecticut Mutual Life Insurance Company on February 29, 1996, as described in the 1995 Proxy Statement. As of March 1, 1996, OppenheimerFunds, Inc. and a subsidiary had assets of more than $50 billion under management in more than 40 mutual funds.

6. Do the Oppenheimer funds have a sales charge?
Yes, the Oppenheimer funds impose a sales charge, other than their money market funds (certain of which have an asset-based sales charge on certain classes of shares). However, there will be no commission or sales load of any kind charged in connection with this Reorganization.

7. May I exchange between other Oppenheimer funds without a sales charge or exchange fee?
Yes. As a shareholder of an Oppenheimer fund after this Reorganization, you will be able to make exchanges into the same class of shares of other Oppenheimer funds without payment of any sales charges or exchange fees. Exchange privileges may be modified or discontinued at any time.

8. Where can I get prospectuses and other information on the Oppenheimer funds?
Call OppenheimerFunds Distributor, Inc. at 1-(800) 255-2755. They will be pleased to supply you with all the information, including prospectuses, which you will need to make an investment decision.

9. Whom do I contact about my account or to initiate a transaction in my account?
For information about your account or to initiate a transaction in your account, you may continue to contact your registered representative at your broker/dealer or, in the alternative, OppenheimerFunds Services at 1-(800) 525-7048.

10. Will this Reorganization result in any tax liability to Income Fund, Bond Fund or to me as a shareholder?
The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. The aggregate tax basis of Bond Fund shares received by you will be the same as the aggregate tax basis of your Income Fund shares prior to the Reorganization and the holding period of the shares of Bond Fund to be received by you will include the period during which Income Fund shares surrendered in exchange therefore were held, provided that those Income Fund shares were held as capital assets.

OPPENHEIMER SERIES FUND, INC.
CONNECTICUT MUTUAL INCOME ACCOUNT
Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

PROXY STATEMENT AND PROSPECTUS

OPPENHEIMER BOND FUND
3410 South Galena Street, Denver, Colorado 80231
1-800-525-7048

This Proxy Statement and Prospectus is being furnished to shareholders of Connecticut Mutual Income Account ("Income Fund" or the "Fund"), a series of Oppenheimer Series Fund, Inc. (the "Company"), an open-end, management investment company, in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be used at the Special Meeting of Shareholders of Income Fund, to be held at OppenheimerFunds, Inc., 3410 South Galena Street, Denver, Colorado 80231, at 10:00 A.M., Denver time, on April 24, 1996, and any adjournments thereof (the "Meeting"). It is expected that this Proxy Statement and Prospectus will be mailed to shareholders on or about March 22, 1996.

At the Meeting, shareholders of the Fund will be asked to consider and vote upon approval of the Agreement and Plan of Reorganization, dated as of March 18, 1996 (the "Reorganization Agreement"), by and among Income Fund and Oppenheimer Bond Fund ("Bond Fund"), a series of Oppenheimer Integrity Funds (the "Trust"), and the transactions contemplated by the Reorganization Agreement (the "Reorganization"). The Reorganization Agreement provides for the transfer of substantially all the assets of Income Fund to Bond Fund in exchange for the issuance of Class A and Class B shares of Bond Fund, the distribution of such shares of Bond Fund to the respective Class A and Class B shareholders of Income Fund in liquidation of Income Fund and the cancellation of the outstanding shares of the Fund. A copy of the Reorganization Agreement is attached hereto as Exhibit A and is incorporated by reference herein. As a result of the proposed Reorganization, each Class A and Class B shareholder of Income Fund will receive that number of Class A and Class B shares, respectively, of Bond Fund having an aggregate net asset value equal to the net asset value of such shareholder's shares of Income Fund of that class. This transaction is being structured as a tax-free reorganization. See "Approval of the Reorganization."

Bond Fund currently offers Class A, Class B and Class C shares. Class A shares are sold with a sales charge imposed at the time of purchase (certain purchases aggregating $1.0 million or more ($500,000 as to purchases by OppenheimerFunds prototype 401(k) plans) are not subject to a sales charge, but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of the date of purchase). Class B shares are sold without a front-end sales charge but may be subject to a CDSC if redeemed within six years of the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC if not held for one year. As a result of the transaction, holders of Income Fund Class A shares will receive Class A shares of Bond Fund and no sales charge will be imposed on the Class A shares received by the Fund's Class A shareholders. Holders of Income Fund Class B shares will receive Class B shares of Bond Fund; any CDSC which is applicable to a shareholder's investment will continue to apply, and, in calculating the applicable CDSC payable upon the subsequent redemption of shares of Bond Fund, the period during which an Income Fund shareholder held shares of the Fund will be counted. Because Income Fund has no Class C shares outstanding, Bond Fund will not issue Class C shares in the Reorganization. Accordingly, complete information on Class C shares of Bond Fund is not included in this Proxy Statement and Prospectus, and no offering of Class C shares is made hereby.

Bond Fund, formerly named "Oppenheimer Investment Grade Bond Fund," is a mutual fund that seeks a high level of current income by investing mainly in debt instruments. Income Fund seeks high current income consistent with prudent investment risk and preservation of capital. Income Fund invests primarily in corporate debt securities with remaining maturities of five years or less or mortgage debt securities with prepayment features which, in the judgment of OFI, will result in payment of interest and principal such that the effective maturity of the security is five years or less. While both Income Fund and Bond Fund (collectively referred to as the "funds") may invest assets in lower quality higher risk debt securities (commonly referred to as "junk bonds"), and preferred stocks, shareholders of Income Fund should consider the differences in investment objectives and policies of Bond Fund and the Fund, including Bond Fund's ability to invest a greater percentage of its assets in junk bonds. See "Comparison Between Bond Fund and Income Fund - Comparison of Investment Objectives, Policies and Restrictions."

Bond Fund has filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form N-14 (the "Registration Statement") relating to the registration of Class A and Class B shares of Bond Fund to be offered to the respective Class A and Class B shareholders of Income Fund pursuant to the Reorganization Agreement. This Proxy Statement and Prospectus relating to the Reorganization also constitutes a Prospectus of Bond Fund filed as part of such Registration Statement. Information contained or incorporated by reference herein relating to Bond Fund has been prepared by and is the responsibility of Bond Fund. Information contained or incorporated by reference herein relating to Income Fund has been prepared by and is the responsibility of Income Fund.

This Proxy Statement and Prospectus sets forth concisely information about Bond Fund that a prospective investor should know before voting on the Reorganization. The following documents have been filed with the SEC and are available without charge upon written request to the transfer and shareholder servicing agent for the funds, OppenheimerFunds Services ("OFS"), at P.O. Box 5270, Denver, Colorado 80217, or by calling 1-800-525-7048 (a toll-free number) and are incorporated herein by reference:
(i) a Prospectus for the Company, dated October 1, 1995, together with the supplement to that Prospectus dated March 1, 1996; (ii) a Statement of Additional Information about the Company, dated October 1, 1995 (the "Fund's Statement of Additional Information"), together with a supplement to that Statement of Additional Information dated March 18, 1996; (iii) a Prospectus for Bond Fund, dated July 10, 1995, as supplemented November 22, 1995, January 1, 1996 and January 5, 1996; (iv) a Statement of Additional Information for Bond Fund, dated July 10, 1995, together with a supplement dated July 14, 1995 (the "Bond Fund Statement of Additional Information"); and (v) a Statement of Additional Information relating to the Reorganization described in this Proxy Statement and Prospectus (the "Statement of Additional Information"), dated March 18, 1996 and filed as part of the Registration Statement, which Statement of Additional Information includes, among other things, the Company's Prospectus, the Company's Statement of Additional Information and the Bond Fund Statement of Additional Information, which contains more detailed information about Bond Fund and its management.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

Shares of Bond Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement and Prospectus is dated March 18, 1996.

TABLE OF CONTENTS
PROXY STATEMENT AND PROSPECTUS

COMPARATIVE FEE TABLES

SYNOPSIS
Parties to the Reorganization
The Reorganization
Tax Consequences of the Reorganization
Investment Objectives and Policies
Investment Advisory and Distribution Plan Fees
Purchases, Exchanges and Redemptions

PRINCIPAL RISK FACTORS

APPROVAL OF THE REORGANIZATION (The Proposal)
Background
Board Approval of the Reorganization
The Reorganization
Tax Aspects of the Reorganization
Capitalization Table (Unaudited)

COMPARISON BETWEEN BOND FUND AND INCOME FUND
Comparison of Investment Objectives, Policies and Restrictions
Special Investment Methods
Investment Restrictions
Bond Fund Performance
Additional Comparative Information

INFORMATION CONCERNING THE MEETING
The Meeting
Record Date; Vote Required; Share Information
Proxies
Costs of the Solicitation and the Reorganization

MISCELLANEOUS
Financial Information
Public Information

OTHER BUSINESS

EXHIBIT A -      Agreement and Plan of Reorganization, dated as of March 18,
                 1996, by and between Oppenheimer Series Fund, Inc. and
                 Oppenheimer Integrity Funds

COMPARATIVE FEE TABLES

Transaction Charges

Shareholders pay certain expenses directly, such as sales charges and account transaction charges. The schedule of such charges for both Income Fund and Bond Fund is noted below.

                                  Income Fund                 Bond Fund


Class of Shares:                  A             B                    A             B             C
Maximum Initial Sales Load
  Imposed on Purchases (as a %
  of offering price)              4.00%         None                 4.75%         None          None
Maximum Deferred Sales
  Load                            None(1)       5.00%(2)             None(1)       5.00%(2)      1.00%(3)
Maximum Sales Load Imposed on
  Reinvested Dividends            None          None                 None          None          None
Redemption Fee                    None          None                 None          None          None
Exchange Fee                      None          None                 None          None          None

(1) For Income Fund, certain purchases of Class A shares of $500,000 or more are not subject to front-end sales charges, but a contingent deferred sales charge ("CDSC") is imposed on the proceeds of such shares equal to 1% if the shares are redeemed within 12 months after the calendar month of purchase. For Bond Fund, a CDSC of up to 1% is imposed on purchases of Class A shares of more than $1 million (more than $500,000 for purchases by OppenheimerFunds prototype 401(k) plans), if the shares are redeemed within 18 months.

(2) The CDSC schedules are 5%/5%/4%/4%/2%/1% for Income Fund and 5%/4%/3%/3%/2%/1% for Bond Fund, and eliminated thereafter. After eight years, Income Fund Class B shares automatically convert to Class A shares. After six years, Bond Fund Class B shares automatically convert to Class A shares.

(3) A CDSC of 1% may be imposed upon a redemption of Bond Fund Class C shares made within 12 months of purchase.

Expenses of Bond Fund and Income Fund; Pro Forma Expenses

Each fund pays a variety of expenses directly for management of its assets, administration, distribution of shares and other services, and those expenses are reflected in the net asset value per share of each of Bond Fund and Income Fund. The following calculations are based on the expenses of Bond Fund and Income Fund for the 12 months ended December 31, 1995. The inception dates for Class C shares of Bond Fund and for Class
B shares of Income Fund were July 11, 1995 and October 1, 1995, respectively. Total Fund Operating Expenses for Class C shares of Bond Fund and for Class B shares of Income Fund are based on estimated expenses that would have been incurred during the 12 months ended December 31, 1995 had such respective shares been outstanding during that entire period. These amounts are shown as a percentage of the average net assets of each class of shares of Income Fund and of Bond Fund for those periods. The pro forma fees reflect what the fee schedules would have been at December 31, 1995 if the Reorganization had occurred 12 months prior to that date.


                           Connecticut Mutual
                           Income Account              Oppenheimer Bond Fund
                           Class A       Class B       Class A       Class B       Class C


Management Fees(1)         .625%         .625%         0.75%         0.75%         0.75%
12b-1 Fees    0.25%        .25%          1.00%         1.00%         1.00%
Other Expenses             .315%         .315%         0.38%         0.40%         0.40%
Total Fund Operating
  Expenses(1)              1.19%         1.94%         1.38%         2.15%         2.15%

                          Pro Forma Combined Fund

                           Class A       Class B       Class C
Management Fees(1)         .75%           .75%          .75%
12b-1 Fees                 .25%          1.00%         1.00%
Other Expenses             .38%           .40%          .40%
Total Fund Operating
  Expenses(1)              1.38%         2.15%         2.15%

(1) Management fees for Bond Fund and the pro forma combined Fund have been restated in the fee table above to reflect the increased management fee rates paid by Bond Fund to its investment adviser, pursuant to a new Investment Advisory Agreement approved by shareholders of Bond Fund at a meeting held July 10, 1995. Had this management fee not changed, "Management Fees" for the twelve months ended December 31, 1995 would have been 0.50%, 0.50% and 0.50% of Class A, Class B and Class C average annual net assets, and "Total Fund Operating Expenses" would have been 1.13%, 1.90% and 1.90% of Class A, Class B and Class C average annual net assets. See "Investment Advisory and Distribution Plan Fees" below.

(2) 12b-1 fees and other expenses for Income Fund have been restated to reflect the fees that would have been paid in the absence of a temporary agreement by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), formerly the distributor of Income Fund shares, not to impose such fees and to assume such expenses during the fiscal year ended December 31, 1995. That expense limitation has been terminated.

Hypothetical Examples

To attempt to show these expenses over time, the examples shown below have been created. Assume that you make a $1,000 investment in either Income Fund or Bond Fund or the new combined Fund and that the annual return is 5% and that the operating expenses for each Fund are the ones shown in the chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown:


                                  1 year          3 years        5 years        10 years
Oppenheimer Bond Fund
  Class A Shares                  $61             $89            $119           $205
  Class B Shares                  $72             $97            $135           $211(1)
  Class C Shares                  $32             $67            $115           $248
Connecticut Mutual
 Income Account
  Class A Shares                  $52             $76            $103           $179
  Class B Shares                  $70             $101           $125           $207(1)

Pro Forma Combined
 Fund
  Class A Shares                  $61             $89            $119           $205
  Class B Shares                  $72             $97            $135           $211(1)
  Class C Shares                  $32             $67            $115           $248

If you did not redeem your investment, it would incur the following expenses:

                                  1 year          3 years        5 years        10 years
Oppenheimer Bond Fund
  Class A Shares                  $61             $89            $119           $205
  Class B Shares                  $22             $67            $115           $211(1)
  Class C Shares                  $22             $67            $115           $248

Connecticut Mutual
 Income Account
  Class A Shares                  $59             $83            $110           $185
  Class B Shares                  $20             $61            $105           $207(1)

Pro Forma Combined
Fund
  Class A Shares                  $61             $89            $119           $205
  Class B Shares                  $22             $67            $115           $211(1)
  Class C Shares                  $22             $115           $115           $248

(1) The Class B expenses (a) in years seven through ten for Bond Fund and the Pro Forma Combined Fund and (b) in years none and ten for Income Fund, are based on the Class A expenses shown above, because Bond Fund and Income Fund automatically convert Class B shares into Class A shares after six years and eight years, respectively. Long-term Class B shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulatory requirements, because of the effect of the asset-based sales charge and CDSC. For Class B shareholders of both funds, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur.

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of the Fund to assist them in determining whether to approve the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and the Exhibit hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Agreement and Plan of Reorganization which is an Exhibit hereto in their entirety and, in particular, the current Prospectus of Bond Fund which accompanies this Proxy Statement and Prospectus and is incorporated by reference herein.

Parties to the Reorganization

Bond Fund is a series of Oppenheimer Integrity Funds (the "Trust") a diversified, open-end, management investment company organized in 1982 as a multi-series Massachusetts business trust. Bond Fund is located at 3410 South Galena Street, Denver, Colorado 80231. OppenheimerFunds, Inc. ("OFI") acts as investment adviser to Bond Fund. OppenheimerFunds Distributor, Inc. ("OFDI"), a subsidiary of OFI, acts as the distributor of Bond Fund's shares. Additional information about Bond Fund is set forth below.

Income Fund is a series of Oppenheimer Series Fund, Inc. (the "Company"), an open-end, management investment company organized as a multi-series Maryland corporation on December 9, 1981 that changed its name from Connecticut Mutual Investment Accounts, Inc. on March 18, 1996. The following changes took effect March 1, 1996: the Fund's address changed to Two World Trade Center, New York, NY 10048-0203 and OFI become the Fund's investment adviser. On March 18, 1996, OFS became Income Fund's transfer agent and shareholder servicing agent and OFDI became the distributor of Income Fund's shares. Additional information about Income Fund is set forth below.


The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of Income Fund to Bond Fund in exchange for the issuance of Class A and Class B shares of Bond Fund to the respective Class A and Class B shareholders of Income Fund, in liquidation of Income Fund. The Reorganization Agreement also provides for the distribution by Income Fund of these shares of Bond Fund to the Fund shareholders in liquidation of the Fund. As a result of the Reorganization, each Fund shareholder will receive that number of full and fractional Bond Fund shares equal in value to such shareholder's pro rata interest in the net assets transferred to Bond Fund as of the Valuation Date (as hereinafter defined). Holders of Class A and Class B shares of the Fund will receive Class A and Class B shares, respectively, of Bond Fund. For further information about the Reorganization see "Approval of the Reorganization" below.

For the reasons set forth below under "Approval of the Reorganization - Board Approval of the Reorganization," the Board, including the Directors who are not "interested persons" of the Company (the "Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Reorganization is in the best interests of the Fund and its shareholders and that the interests of existing Fund shareholders will not be diluted as a result of the Reorganization, and recommends approval of the Reorganization by Fund shareholders. The Board of Trustees of the Trust has also approved the Reorganization and determined that the interests of existing Bond Fund shareholders will not be diluted as a result of the Reorganization. If the Reorganization is not approved, the Fund will continue in existence and the Board will determine whether to pursue alternative actions. "Approval of the Reorganization" sets forth certain information with respect to the background of the Reorganization, including other transactions and agreements entered into, or contemplated to be entered into, by OFI, Phelps and their respective affiliates.

Approval of the Reorganization will require the affirmative vote of the holders of a majority of Income Fund's Class A and Class B shares outstanding and entitled to vote, voting together as a series.

Tax Consequences of the Reorganization

As a condition to the closing of the Reorganization, Income Fund and Bond Fund will have received an opinion from Arthur Andersen LLP, tax adviser to the Fund, to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. As a result of such tax-free reorganization, no gain or loss would be recognized by Income Fund, Bond Fund, or the shareholders of either Fund for Federal income tax purposes, except to the extent the shareholders of Income Fund may realize taxable income or gain if a distribution is made to them of any portion of the "Cash Reserve," as defined below. For further information about the tax consequences of the Reorganization, see "Approval of the Reorganization -Tax Aspects of the Reorganization" below.
Investment Objectives and Policies

Investment Objective and Policies

The investment policies described below are not "fundamental" unless this Proxy Statement and Prospectus say that a particular policy is "fundamental." Bond Fund's investment objective is fundamental, whereas Income Fund's investment objective is non-fundamental. Fundamental policies are those that cannot be changed without the approval of shareholders of that Fund.

As its investment objective, Bond Fund seeks a high level of current income by investing mainly in debt instruments. Under normal market conditions, Bond Fund invests at least 65% of its total assets in investment grade debt securities, U.S. Government securities, and money market instruments and may invest up to 35% of its total assets in debt securities rated less than investment grade. Investment grade debt securities are those rated in one of the four highest categories by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or another nationally-recognized rating organization. Such categories are, from highest to lowest ratings, AAA, AA, A and BBB as to S&P and Aaa, Aa, A and Baa as to Moody's. See "Comparison Between Bond Fund and the Fund" for a discussion of certain of these ratings. Securities rated less than investment grade (often called "junk bonds") are considered speculative. Although non-investment grade securities generally offer the potential for higher income than investment grade debt securities, they may be subject to greater market fluctuations, greater difficulty in selling them and a greater risk of default because of the issuer's low creditworthiness. Prior to July 10, 1995, Bond Fund was named "Oppenheimer Investment Grade Bond Fund" and its investments were limited to investment grade bonds, U.S. Government securities and money market instruments. Bond Fund's shareholders approved the changes in Bond Fund's investment policies at a meeting held July 10, 1995 and these new investment policies are described herein and in more detail in Bond Fund's current Prospectus and the Bond Fund Statement of Additional Information.

OFI anticipates that Bond Fund would generally invest at least 75% of its total assets in: (i) U.S. corporate bonds rated "A" or better and (ii) U.S. government and agency bonds. OFI further anticipates that Bond Fund would invest an additional 15% of its total assets in non-investment grade domestic corporate bonds and 10% of its total assets in non-investment grade foreign bonds. These anticipated investment targets, including the allocation between domestic and foreign lower-grade debt securities, are not fundamental policies, and they are subject to fluctuation and may be changed by OFI without further notice to shareholders or amended prospectus disclosure.

Bond Fund's investments may also include securities of foreign governments and companies, mortgage-backed securities, collateralized mortgage-backed obligations (CMOs), asset-backed securities, zero coupon securities, preferred stock and municipal securities. Bond Fund may also write covered calls and use certain derivative investments, including options and futures, to enhance income and may use hedging instruments to try to manage investment risks.

As its investment objective, Income Fund seeks high current income consistent with prudent investment risk and preservation of capital. Income Fund seeks to achieve its objective by investing primarily in corporate debt securities with remaining maturities of five years or less of mortgage debt securities with prepayment features which in the judgment of OFI will result in the payment of interest and principal such that the effective maturity is five years or less. Income Fund invests at least 75% of its total assets in: U.S. Government and U.S. Government-related securities, dollar-denominated foreign government and corporate securities and short-term investments. These investments must be rated at least investment grade by a major rating agency at the time of purchase or if unrated, be judged by OFI to be of comparable credit quality, except that Income Fund's investment in short-term investments must be rated, or judged to be the equivalent of "Prime". Income Fund's investments may include municipal obligations, mortgage-backed and asset-backed securities, adjustable rate securities and stripped securities. Income Fund may invest the remainder of its total assets (up to 25% under normal circumstances) in debt securities and preferred stocks rated below investment grade and unrated debt securities determined by OFI to be of comparable credit quality. Unrated debt securities will not exceed 10%
of Income Fund's total assets. Income Fund may also invest up to 20% of its total assets in mortgage dollar rolls and up to 5% of its total assets
in inverse floating rate instruments.   Income Fund's investments may also
include foreign securities, including debt and equity securities of corporate and governmental issuers of countries with emerging economies or securities markets and foreign currency exchange contracts. Income Fund may invest up to 5% of its total assets in non-dollar denominated securities of foreign issuers, including issuers in developing countries. Income Fund may invest in structured notes and inverse floating rate notes. Income Fund may also write covered call options that relate to particular U.S. or non-U.S. securities, to various U.S. or non-U.S. stock indices or to U.S. or non-U.S. currencies. As with Bond Fund, Income Fund may use certain derivative investments, including options and futures and may use hedging instruments to try to manage investment risks.

Shareholders of the Fund should consider the differences in investment objectives and policies of the funds, including the ability, but not the current investment policy, of Bond Fund to invest up to 100% of its assets in securities rated lower than investment grade. See "Comparison Between Bond Fund and Income Fund - Comparison of Investment Objectives, Policies and Restrictions."

Investment Advisory and Distribution Plan Fees

The funds obtain investment management services from OFI pursuant to the terms of their respective investment advisory agreements. Each Fund's management fee is payable to OFI monthly and is computed on the net asset value of the respective Fund as of the close of business each day. Bond Fund pays a management fee which declines on additional assets as Bond Fund increases its asset base, at the annual rate of 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of net assets over $1 billion. Income Fund pays a management fee which similarly declines, at an annual rate of 0.625% of the first $300 million of net assets, 0.500% of the next $100 million and 0.450% of net assets over $400 million.

Each fund has adopted separate service and/or distribution plans pursuant to Rule 12b-1 under the 1940 Act for their respective Class A and Class
B shares. Pursuant to the plans, Class A and Class B shares of Bond Fund and the Fund are authorized to pay OFDI in connection with the distribution of shares and the servicing of shareholder accounts that hold the Fund's shares. The plans for Bond Fund and the Fund provide for payments at a fixed rate to compensate OFDI, except for each Fund's Class A service plan, which provides for reimbursement of OFDI's expenses. The current maximum annual fee payable by shares of Bond Fund and the Fund pursuant to their service and/or distribution plans is (i) as to Class A shares, 0.25% (as a service fee) and (ii) as to Class B shares, 1.00% (consisting of a 0.25% service fee and a 0.75% "asset-based sales charge"). Class B shares of Bond Fund automatically convert to Class A shares of Bond Fund six years after purchase. Class B shares of Income Fund automatically convert to Class A shares of Income Fund eight years after purchase. Accordingly, Class B shareholders of the Fund may pay the asset-based sales charge on their shares for a longer period than Bond Fund Class B shareholders.

Purchases, Exchanges and Redemptions

Purchases. Purchases of shares of Bond Fund and the Fund may be made directly through OFDI, or through any dealer, broker or financial institution that has a sales agreement with OFDI. In addition, a shareholder of Bond Fund may purchase shares automatically from an account at a domestic bank or other financial institution under the "OppenheimerFunds AccountLink" service. Class A shares of both Bond Fund and the Fund generally are sold subject to the same initial sales charge; the maximum sales charge rate is 0.75% higher for Bond Fund Class A shares than for Income Fund Class A shares. Class B shares of both funds generally are sold without a front-end sales charge but may be subject to a CDSC upon redemption. See "Comparative Fee Tables -- Transaction Charges" above for a complete description of such sales charges.

Class A shares of each fund may be purchased at reduced sales charges, and the Class B CDSC of each fund may be waived in certain circumstances, as described in that fund's Prospectus. Bond Fund has agreed that each shareholder holding Income Fund shares as of the reorganization date who is presently eligible (i) to purchase Class A shares of Income Fund at net asset value or (ii) for a waiver from the CDSC applicable to either Class A or Class B shares of Income Fund, in accordance with the Company's current prospectus, will retain these privileges with respect to Bond Fund shares, commencing as of the date Bond Fund's prospectus is appropriately revised. These privileges apply only to accounts holding Bond Fund shares received in the Reorganization, and terminates once all shares held in such an account are redeemed or exchanged.

Effective March 18, 1996, Income Fund shares are no longer available for purchase by new investors, including shares purchased by exchange from any other mutual fund. Existing Income Fund shareholders may purchase additional shares through subsequent investment, investment of dividends and distributions or exchange.

The Class A Bond Fund shares to be issued under the Reorganization Agreement will be issued by Bond Fund at net asset value without a sales charge. The sales charge on Class A shares of Bond Fund will only affect shareholders of the Fund to the extent that they desire to make additional purchases of Class A shares of Bond Fund in addition to the shares which they will receive as a result of the Reorganization. Future dividends and capital gain distributions of Bond Fund, if any, may be reinvested without sales charge. The Class B shares of Bond Fund to be issued under the Reorganization Agreement will be issued at net asset value and, along with Class A shares of Bond Fund to be issued under the Reorganization Agreement, will be deemed aged to the same level as the shareholder's existing Fund Class A and Class B shares, for purposes of imposing the CDSC of that class at redemption and for converting Class B into Class A shares.

Exchanges. Shareholders of Bond Fund may exchange their shares at net asset value for shares of the same class of mutual funds within the Oppenheimer funds family (46 other portfolios), subject to certain conditions. Shares of Income Fund may only be exchanged for shares of the same class of another series of the Company (7 other portfolios). Bond Fund offers an automatic exchange plan providing for systematic exchanges from Bond Fund of a specified amount for shares of the same class of other funds within the Oppenheimer funds family.

Redemptions. Class A shares of the funds may be redeemed without charge at their respective net asset values per share calculated after the redemption order is received and accepted; however, Class A Bond Fund shares that were exempt from the front-end sales charge upon purchase in amounts of more than $1 million (more than $500,000 for Income Fund purchases and purchases by OppenheimerFunds prototype 401(k) plans) may be subject to a CDSC of up to 1.0% upon redemption. See "Comparative Fee Tables -- Transaction Charges" above. Class B shares of the funds may be redeemed at their net asset value per share, subject to a maximum CDSC of 5.0% for redemptions occurring within six years of purchase. However, the Class B CDSC is 1% lower for Bond Fund shares during the second, third and fourth year after purchase.

Shareholders of Bond Fund may reinvest redemption proceeds of Class A shares on which an initial sales charge was paid, or the redemption proceeds of Class A or Class B shares on which a CDSC was paid, within six months of a redemption at net asset value in Class A shares of Bond Fund or any of numerous mutual funds within the Oppenheimer funds family. Shareholders of Income Fund may reinvest all or part of the redemption proceeds of Class A shares in Class A shares of Income Fund within 60 days after the date of the redemption without the imposition of a sales charge. Shareholders of both funds may redeem their shares by written request or by telephone request in certain stated amounts, or they may arrange to have share redemption proceeds wired to a pre-designated account at a U.S. bank or other financial institution that is an automated clearing house ("ACH") member. Checkwriting privileges on Class A shares of Bond Fund are also available. Bond Fund may redeem accounts valued at less than $1,000 if the account has fallen below such stated amount for reasons other than market value fluctuations. For Income Fund, the corresponding minimum is 100 shares once the account has been open at least 24 months. The funds offer automatic withdrawal plans providing for systematic withdrawals of a specified amount from the fund account.

PRINCIPAL RISK FACTORS

In evaluating whether to approve the Reorganization and invest in Bond Fund, shareholders should carefully consider the following summary of risk factors, relating to both Bond Fund and the Fund, in addition to the other information set forth in this Proxy Statement and Prospectus. A complete description of risk factors for each fund is set forth in the Prospectuses of the funds and their respective Statements of Additional Information.

As a general matter, Bond Fund and the Fund are intended for investors seeking high current income and not for investors seeking capital appreciation. There is no assurance that either Bond Fund or the Fund will achieve its investment objective and investment in the funds is subject to investment risks, including the possible loss of the principal invested. As described below, each fund generally invests a certain percentage of its assets in high-yield, lower-rated securities.

Investment in Debt Securities

The funds both seek their investment objective through investments primarily in debt securities. Debt securities are subject to interest rate risk and credit risk. Interest rate risk relates to fluctuations in market value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by a fund mean that the fund's share prices can go up or down when interest rates change, because of the effect of the change on the value of the fund's portfolio of debt securities.

Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. Generally, higher-yielding, lower-rated bonds are subject to greater credit risk than higher-rated bonds. Securities issued or guaranteed by the U.S. government are subject to little, if any, credit risk. Bond Fund is currently permitted to invest up to 35% of its total assets in debt securities rated less than investment grade or, if unrated, judged by OFI to be of comparable quality to such lower-rated debt securities (often called "junk bonds"). However, OFI anticipates that Bond Fund would generally invest no more than 25% of its total assets in non-investment grade debt securities. Such securities are speculative and involve greater risk than investment grade debt securities. They may be less liquid than higher-rated securities. If Bond Fund were forced to sell a lower-grade debt security during a period of rapidly declining prices, it might experience significant losses especially if a substantial number of other holders decide to sell at the same time. Other risks may involve the default of the issuer or price changes in the issuer's securities due to change in the issuer's financial strength or economic conditions. Income Fund may invest up to 25% of its total assets in non-investment grade debt, but will not purchase securities rated below "B" by Moody's or S&P. Up to 10% of Income Fund's assets may be invested in unrated debt securities.

The funds may invest in mortgage-backed securities which securities are subject to prepayment risks. The effective maturity of a mortgage-backed security may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages. This may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate. The principal that is returned may be invested in instruments having a higher or lower yield than the prepaid instruments depending on then-current market conditions. Such securities therefore may be less effective as a means of "locking in" attractive long-term interest rates and may have less potential for appreciation during periods of declining interest rates than conventional bonds with comparable stated maturities. If the funds buy mortgage-backed securities at a premium, prepayments of principal and foreclosures of mortgages may result in some loss of the fund's principal investment to the extent of the premium paid. The value of mortgage-backed securities may also be affected by changes in the market's perception of the creditworthiness of the entity issuing or guaranteeing them or by changes in government regulations and tax policies.

The funds may invest in collateralized mortgage obligations ("CMOs"). CMOs may be issued in a variety of classes or series ("tranches"). The principal value of certain CMO tranches may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility that the principal value of the CMOs may be prepaid earlier than the maturity of the CMOs as a result of prepayments of the underlying mortgage loans by the borrowers.

Each fund may also invest in CMOs that are "stripped." Stripped mortgage-backed securities usually have two classes. The classes receive different proportions of the interest and principal distributions on the pool of mortgage assets that act as collateral for the security. In certain cases, one class will receive all of the interest payments (and is known as an "I/O"), while the other class will receive all of the principal payments (and is known as a "P/O"). The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, the fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the fund might receive back less than its investment in such I/Os. The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

Each fund may invest in "asset-backed" securities. These represent interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and "special purpose corporations." They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as Bond Fund. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

Foreign Securities

The funds may invest in debt securities of foreign governments and foreign companies, subject to the following limits. Investments in foreign securities by Bond Fund are limited by the expectation that generally at least 75% of its total assets will be invested in U.S. corporate bonds rated "A" or better and U.S. government and agency bonds. Income Fund may invest up to 10% of its assets in foreign securities, except the Fund may invest up to 25% of its assets in foreign equity and debt securities (i) issued, assumed or guaranteed by foreign governments or their political subdivisions or instrumentalities, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities and (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on The New York Stock Exchange. Some of the foreign debt securities each fund may invest in, such as emerging market debt, have speculative characteristics. There are certain risks of foreign investing. For example, foreign issuers are not required to use generally-accepted accounting principles. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements of our laws, which are generally more stringent than foreign laws. The values of foreign securities investments will be affected by other factors, including exchange control regulations or currency blockage and possible expropriation or nationalization of assets. There are risks of changes in foreign currency values. The funds may purchase securities denominated in foreign currencies, but Income Fund is required to limit its investments in non-dollar denominated foreign issues to 5% of its total assets. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund's securities denominated in a foreign currency. The currency rate change will also affect its income available for distribution. Although the funds' investment income from foreign securities may be received in foreign currencies, the funds will be required to absorb the cost of currency fluctuations. If a fund suffers a loss on foreign currencies after it has distributed its income during the year, the fund may find that it has distributed more income than was available from actual investment income. There may also be changes in governmental administration or economic or monetary policy in the U.S. or abroad that can affect foreign investing. In addition, it is generally more difficult to obtain court judgments outside the United States if the fund has to sue a foreign broker or issuer. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

Repurchase Agreements

The funds may enter into repurchase agreements of seven days or less without limit and may cause up to 10% of their respective net assets to be subject to repurchase agreements having a maturity beyond seven days. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the funds may experience costs or delays in disposing of the collateral and may experience losses to the extent that the proceeds from the sale of the collateral is less than the repurchase price.

Options, Futures and Interest Rate Swaps; Derivatives

Both funds may purchase and sell certain kinds of futures contracts and options on such contracts for hedging purposes. Bond Fund may also purchase and sell put and call options, options on broadly-based stock or bond indices and foreign currency and forward contracts. Income Fund may write covered call options on securities, securities indexes and foreign currency to hedge against decreased prices of existing portfolio securities or increases in prices of portfolio securities that Fund may acquire. Both funds may enter into interest rate swap agreements. The foregoing instruments, referred to as "hedging instruments," may be considered derivative investments. Both funds may also invest in certain derivative investments to seek to enhance income. Hedging instruments and derivative investments and their special risks are described below in "Comparison Between Bond Fund and the Fund."


APPROVAL OF THE REORGANIZATION
(The Proposal)

Background

On February 29, 1996, the indirect parent company of Phelps, Connecticut Mutual Life Insurance Company ("Connecticut Mutual") merged with and into Massachusetts Mutual Life Insurance Company ("MassMutual"). On that date, Connecticut Mutual ceased to exist and MassMutual became the surviving company. Immediately subsequent to the merger, MassMutual became the nation's fifth largest life insurance company.

MassMutual is the ultimate parent company of OppenheimerFunds, Inc. ("OFI"), which is engaged (directly and through subsidiaries) in the business of managing, distributing and servicing registered investment companies. As of March 1, 1996, OFI (including a subsidiary) had more than $50 billion in assets under management, the majority of which is represented by the Oppenheimer funds.

Board Approval of the Reorganization

At its meeting on November 17, 1995, the Company's Board, including the Independent Directors, unanimously approved the Reorganization and the Reorganization Agreement, determined that the Reorganization is in the best interests of Income Fund and its shareholders and resolved to recommend that Fund shareholders vote for approval of the Reorganization. The Board further determined that the Reorganization would not result in dilution of the Fund's shareholders' interests.

The Company's Board of Directors, on behalf of Income Fund, believes that the proposed Reorganization will be advantageous to the shareholders of Income Fund in several respects. The Board considered the following matters, among others, in approving the Proposal.

First, the Board believes that it is not advantageous to operate and market Income Fund separately from Bond Fund because their investment objectives and policies are substantially similar. By being offered simultaneously, each fund hinders the other fund's potential for asset growth. For a complete description of Bond Fund's investment objectives and policies, see Bond Fund's Prospectus included with this Proxy Statement.

Second, the Board considered that shareholders may be better served by a fund offering greater diversification. To the extent that the funds' assets are combined into a single portfolio and a larger asset base is created as a result of the Reorganization, greater diversification of Bond Fund's investment portfolio can be achieved than is currently possible in either fund, especially Income Fund. Greater diversification is expected to be beneficial to shareholders of both funds because it may reduce the negative effect which the adverse performance of any one security may have on the performance of the entire portfolio.

Third, the Board considered the fact that Bond Fund is subject to a higher management fee rate than Income Fund. The Board believes that the assets of Bond Fund attributable to Income Fund will receive the benefit of OFI's capabilities and resources in investment management and that the payment by the assets of Income Fund of a higher management fee rate for these services and resources is reasonable and in the best interests of Income Fund's shareholders.

Fourth, the Board believes that the Bond Fund shares received in the Reorganization will provide existing Income Fund shareholders with substantially the same investment advantages that they currently enjoy. The Board also considered the performance history of each fund.

Fifth, a combined fund offers economies of scale that may have a positive effect on the expenses currently borne by Income Fund, and hence, indirectly, its shareholders. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. The Board expects that the Reorganization may result over time in a decrease in the expenses currently borne indirectly by Income Fund's shareholders. See expense information in "Comparative Fee Tables."

Finally, The Board considered the fact that, from the perspective of Bond Fund, the Reorganization presents an opportunity to acquire assets without the obligation to pay commissions or other similar costs that are normally associated with the purchase of securities. This opportunity provides an economic benefit to Bond Fund and its shareholders.

The Board also considered the fact that OFI and OFDI will receive certain benefits from the Reorganization. The consolidated portfolio management effort might result in time savings for OFI and the preparation of fewer prospectuses, reports and regulatory filings. The Board, however, believes that this consideration will not amount to a significant economic benefit.

The Trust's Board of Trustees, on behalf of Bond Fund, including the trustees who are not "interested persons" of Bond Fund, unanimously approved the Reorganization and the Reorganization Agreement and determined that the Reorganization is in the best interests of Bond Fund and its shareholders. The Board further determined that the Reorganization would not result in dilution of the Bond Fund shareholders' interests. The Bond Fund Board considered, among other things, that an increase in Bond Fund's asset base as a result of the Reorganization could benefit Bond Fund shareholders due to the economies of scale available to a larger fund. Over time, these economies of scale should result in slightly lower costs per account for each Bond Fund shareholder through lower operating expenses and transfer agency expenses.

The Reorganization

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement (a copy of which is set forth in full as Exhibit A to this Proxy Statement and Prospectus). The Reorganization Agreement contemplates a reorganization under which (i) substantially all of the assets of the Fund would be transferred to Bond Fund in exchange for Class A and Class B shares of Bond Fund, (ii) these Class A and Class B shares would be distributed to the respective Class
A and Class B shareholders of the Fund in liquidation of the Fund and
(iii) the outstanding shares of the Fund would be cancelled. Prior to the closing date (April 26, 1996, or such other date as the funds may designate; the "Closing Date"), the Fund will endeavor to discharge all of its liabilities and obligations when and as due prior to such date. Bond Fund will not assume any liabilities or obligations of Income Fund except for portfolio securities purchased which have not settled and outstanding shareholder redemptions and dividend checks. In this regard, the Fund will retain a cash reserve (the "Cash Reserve") in an amount which is deemed sufficient in the discretion of the Board for the payment of (a) the Fund's expenses of liquidation (if any) and (b) the Fund's liabilities, other than those assumed by Bond Fund. The Cash Reserve will be accounted for as a liability of Income Fund prior to the determination of its net asset value. The number of full and fractional Class A and Class B shares of Bond Fund to be issued to the Fund will be determined on the basis of Bond Fund's and the Fund's relative net asset values per Class A and Class B shares, respectively, computed as of the close of business of The New York Stock Exchange on the business day preceding the Closing Date (the "Valuation Date").

OFI will utilize the valuation procedures set forth in the Prospectus and Statement of Additional Information of Bond Fund to determine the value of the Fund's assets to be transferred to Bond Fund pursuant to the Reorganization, the value of Bond Fund's assets and the net asset value of each class of shares of Bond Fund. Such values will be computed by OFI as of the Valuation Date in a manner consistent with its regular practice in pricing Bond Fund.

The Reorganization Agreement provides for coordination between the funds as to their respective portfolios so that, on and after the Closing Date, Bond Fund will be in compliance with all of its investment policies and restrictions. The Fund will recognize capital gain or loss on any sales made pursuant to this condition. As noted in "Tax Aspects of the Reorganization" below, if the Fund realizes net gain from the sale of securities, such gain, to the extent not offset by capital loss carry-forwards, will be distributed to shareholders prior to the Closing Date and will be taxable to shareholders as long-term capital gain or, if the assets disposed of had not been held for more than one year, as ordinary income.

Contemporaneously with the closing, the Fund will be liquidated (except for the Cash Reserve) and the Fund will distribute or cause to be distributed pro rata to Fund shareholders of record as of the close of business on the Valuation Date the full and fractional Bond Fund shares of each class received by the Fund. Upon such liquidation, all issued and outstanding shares of the Fund will be cancelled on the Fund's books and Fund shareholders will have no further rights as shareholders of the Fund. To assist the Fund in the distribution of Bond Fund shares, Bond Fund will, in accordance with a shareholder list supplied by the Fund, cause Bond Fund's transfer agent to credit and confirm an appropriate number of shares of Bond Fund to each shareholder of the Fund. Certificates for shares of Bond Fund will be issued upon written request of a former shareholder of the Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of Bond Fund. Former shareholders of the Fund who wish certificates representing their shares of Bond Fund must, after receipt of their confirmations, make a written request to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217. Shareholders of the Fund holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization. After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates in order to redeem, transfer, pledge or exchange any shares of Bond Fund. After the closing of the Reorganization, the Fund will not conduct any business except in connection with the winding up of its affairs. Under the Reorganization Agreement, within one year after the Closing Date, the Fund shall: either (i) transfer any remaining amount of the Cash Reserve to Bond Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or
(ii) distribute such remaining amount to the shareholders of the Fund who were such on the Valuation Date. After this transfer or distribution, the Fund's existence will be terminated. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Fund shares outstanding on the Valuation Date.

The consummation of the Reorganization is subject to the conditions set forth in the Reorganization Agreement, including, without limitation, approval of the Reorganization by the Fund's shareholders.
Notwithstanding approval of the Fund's shareholders, the Reorganization may be terminated at any time at or prior to the Closing Date (i) by mutual written consent of the Company, on behalf of Income Fund, and the Trust, on behalf of Bond Fund, (ii) by the Company, on behalf of Income Fund, or the Trust, on behalf of Bond Fund upon a breach by the other of any material provision of the Reorganization Agreement. Termination of the Reorganization Agreement will terminate all obligations of the parties thereto without liability except, in the event of a termination pursuant to (ii) above, any party in breach of the Reorganization Agreement will, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses (if any) incurred in connection with the transactions contemplated by the Reorganization Agreement.

Approval of the Reorganization will require the vote specified below in "Information Concerning the Meeting - Record Date; Vote Required; Share Information." If the Reorganization is not approved by the shareholders of the Fund, the Directors of the Company will consider other possible courses of action.

Tax Aspects of the Reorganization

At or prior to the Closing Date, Income Fund will declare a dividend in an amount large enough so that it will have declared a dividend of all of its investment company taxable income and net capital gain, if any, for the taxable period ending on the Closing Date (determined without regard to any deduction for dividends paid). Such dividends will be included in the taxable income of the Fund's shareholders as ordinary income and long-term capital gain, respectively.

The exchange of the assets of the Fund for Class A and Class B shares of Bond Fund and the assumption by Bond Fund of certain liabilities of the Fund is intended to qualify for Federal income tax purposes as a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has represented to Arthur Andersen LLP, tax adviser to the Fund, that there is no plan or intention by any Fund shareholder who owns 5% or more of the Fund's outstanding shares, and, to the Fund's best knowledge, there is no plan or intention on the part of the remaining Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Bond Fund shares received in the transaction that would reduce the Fund shareholders' ownership of Bond Fund Class A and Class B shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding Fund shares as of the same date. The Fund and Bond Fund have each further represented to Arthur Andersen LLP the fact that, as of the Closing Date, the Fund and Bond Fund will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code.

As a condition to the closing of the Reorganization, Bond Fund and the Fund will receive the opinion of Arthur Andersen LLP to the effect that, based on the Reorganization Agreement, the above representations and other representations as such firm shall reasonably request, existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for Federal income tax purposes:

       1. The transfer of substantially all of Income Fund's assets in exchange for Class A and Class B shares of Bond Fund and the assumption by Bond Fund of certain identified liabilities of the Fund followed by the distribution by the Fund of Class A and Class B shares of Bond Fund to the Fund shareholders in exchange for their Fund shares will constitute a "reorganization" within the meaning of
       Section 368(a)(1) of the Code and the Fund and Bond Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

       2. Pursuant to Section 1032 of the Code, no gain or loss will be recognized by Bond Fund upon the receipt of the assets of the Fund solely in exchange for Class A and Class B shares of Bond Fund and the assumption by Bond Fund of certain identified liabilities of the Fund.

       3. Pursuant to Sections 361(a) and 361(c) of the Code, no gain or loss will be recognized by the Fund upon the transfer of the assets of the Fund to Bond Fund in exchange for Class A and Class B shares of Bond Fund and the assumption by Bond Fund of certain identified liabilities of the Fund or upon the distribution of Class A and Class B shares of Bond Fund to the Fund shareholders in exchange for the Fund shares.

       4. Pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the Fund shareholders upon the exchange of the Fund shares for the Class A and Class B shares of Bond Fund. However, Income Fund shareholders may recognize taxable income or gain to the extent they receive any portion of the Cash Reserve, as defined above.

       5. Pursuant to Section 358 of the Code, the aggregate tax basis for Class A and Class B shares of Bond Fund received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by each such Fund shareholder immediately prior to the Reorganization.

       6. Pursuant to Section 1223 of the Code, the holding period of Class A and Class B shares of Bond Fund to be received by each Fund shareholder will include the period during which the Fund shares surrendered in exchange therefor were held (provided such Fund shares were held as capital assets on the date of the Reorganization).

       7. Pursuant to Section 362(b) of the Code, the tax basis of the assets of the Fund acquired by Bond Fund will be the same as the tax basis of such assets of the Fund immediately prior to the Reorganization.

       8. Pursuant to Section 1223 of the Code, the holding period of the assets of the Fund in the hands of Bond Fund will include the period during which those assets were held by the Fund.

       9. Bond Fund will succeed to and take into account the items of the Fund described in Section 381(c) of the Code, including the earnings and profits, or deficit in earnings and profits, of the Fund as of the date of the transactions. Bond Fund will take these items into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder.

Shareholders of the Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, shareholders of the Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

Capitalization Table (Unaudited)

The table below sets forth the capitalization of Bond Fund and Income Fund and indicates the pro forma combined capitalization as of December 31, 1995 as if the Reorganization had occurred on that date.

                                                                                  Net Asset
                                                       Shares                     Value
                              Net Assets               Outstanding                Per Share
Bond Fund
   Class A Shares             $169,059,333             15,399,839                 $10.98
   Class B Shares               39,187,315              3,570,470                  10.98
   Class C Shares*               3,970,646                361,451                  10.99

Income Fund
   Class A Shares             $ 22,127,594              3,478,038                   9.52
   Class B Shares                   58,767                  6,150                   9.56

Pro Forma Combined
Fund**
   Class A Shares             $202,186,927             18,416,927                 $10.98
   Class B Shares               39,246,082              3,575,822                  10.98
   Class C Shares*               3,970,646                361,451                  10.99

------------------

* No Bond Fund Class C shares are being issued in the Reorganization because there are no outstanding Income Fund Class C shares.

**Reflects issuance of 3,017,085 Class A shares and 5,352 Class B shares of Bond Fund in a tax-free exchange for the net assets of the Fund, aggregating $33,127,594 and $58,767 for Class A and Class B shares, respectively, of the Fund.

The pro forma ratio of expenses to average annual net assets of the combined funds at December 31, 1995 would have been 1.38% with respect to Class A shares and 2.15% with respect to Class B shares.

COMPARISON BETWEEN BOND FUND AND INCOME FUND

Comparative information about Bond Fund and the Fund is presented below. More complete information about Bond Fund and the Fund is set forth in their respective Prospectuses (which, as to Bond Fund, accompanies this Proxy Statement and Prospectus and is incorporated herein by reference) and Statements of Additional Information. To obtain copies of either Prospectus, see "Miscellaneous - Public Information."

Comparison of Investment Objectives, Policies and Restrictions

As its investment objective, Bond Fund seeks a high level of current income by investing mainly in debt instruments. As its investment objective, Income Fund seeks high current income consistent with prudent investment risk and preservation of capital. Income Fund seeks to achieve its objective by investing in a portfolio consisting primarily of fixed income obligations. In seeking their investment objectives, Bond Fund and the Fund employ the investment policies as described in detail below.

Bond Fund. Under normal market conditions, Bond Fund invests at least 65% of its total assets in a diversified portfolio of investment grade fixed-income securities. These include (i) investment-grade debt securities rated BBB or above by S&P, Baa or above by Moody's or an equivalent rating category of another nationally-recognized rating organization or, if unrated, are of comparable quality as determined by OFI; (ii) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities or obligations secured by such securities ("U.S. Government Securities"); and (iii) high-quality, short-term money market instruments.

Currently, Bond Fund may invest up to 35% of its total assets in debt securities rated less than investment grade or, if unrated, judged by OFI to be of comparable quality to such lower-rated securities (collectively, "lower-grade securities"). Lower-grade securities (often called "junk bonds") are considered speculative and involve greater risk than investment grade debt securities. Lower-grade securities include securities rated BB, B, CCC, CC and D by S&P or Ba, B, Caa, Ca and C by Moody's. Bonds rated BB, B, CCC and CC by S&P are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Bonds on which no interest is paid are rated C by S&P. Bonds rated D by S&P are in default and payment of interest and/or repayment of principal is in arrears. Bonds rated Ba or B by Moody's are judged to have speculative elements; their future is not well-assured. Bonds rated Caa by Moody's are of poor standing and may be in default; bonds rated Ca are speculative in a high degree and are often in default; bonds rated C are regarded as having extremely poor prospects of attaining any real investment standing. Prior to July 10, 1995, Bond Fund's investments were limited to investment grade bonds, U.S. Government Securities and money market instruments. Such investment policies were changed pursuant to shareholder approval on July 10, 1995.

OFI anticipates that Bond Fund would generally invest at least 75% of its total assets in: (i) U.S. corporate bonds rated "A" or better and (ii) U.S. government and agency bonds. OFI further anticipates that Bond Fund would invest an additional 15% of its total assets in non-investment grade domestic corporate bonds and 10% of total assets in non-investment grade foreign bonds. These anticipated investment targets, including the allocation between domestic and foreign lower-grade debt securities, are not fundamental investment policies, and they are subject to fluctuation and may be changed by OFI without further notice to shareholders or amended prospectus disclosure. When investing Bond Fund's assets, OFI considers many factors, including current developments and trends in both the economy and the financial markets. Under normal market conditions, Bond Fund's target duration will be approximately five. Duration is a measure of the anticipated rise or decline in value for a 1% change in interest rates. For example, a duration of 2 in a portfolio indicates that for every 1% rise in general interest rates, the portfolio's value would be expected to fall 2%, and vice versa.

Bond Fund may invest in debt securities issued or guaranteed by foreign companies and debt securities of foreign governments or their agencies. Bond Fund is not restricted in the amount of assets that it may invest in foreign countries or in which countries. However, if Bond Fund's assets are held abroad, the countries in which they are held and the sub-custodians holding then must be approved by the Trust's Board of Trustees when required to do so under applicable regulations.

Bond Fund may also invest in U.S. Government Securities (including mortgage-related U.S. Government Securities that are issued or guaranteed by federal agencies or government-sponsored entities but are not supported by the full faith and credit of the U.S. Government), mortgage-backed securities, whether issued by the U.S. government or private issuers, CMOs, stripped CMOs and asset-backed securities. In addition to the foregoing, Bond Fund may invest in zero coupon securities and illiquid securities.

Income Fund. Under normal conditions, at least 75% of the Fund's assets will be invested in U.S. Government securities, U.S. Government-related securities (obligations that are fully collateralized or otherwise secured by U.S. Government securities), dollar-denominated foreign government and corporate securities rated at least investment grade or if unrated determined by OFI to be of comparable quality, and short-term investments rated Prime or the equivalent. The Fund may invest up to 25% of its total assets in lower-grade securities (described above); however, Income Fund will not invest in lower-grade securities rated below B by Moody's or S&P or, if unrated, determined by OFI to be of comparable quality. Income Fund may not invest more than 10% of its assets in unrated debt securities. Income Fund's investment in privately issued CMOs are limited to those rated in the two highest rating categories. Income Fund may invest up to 10% of its assets in foreign securities, except the Fund may invest up to 25% of its assets in foreign equity and debt securities (i) issued, assumed or guaranteed by foreign governments or their political subdivisions or instrumentalities, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities and (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on The New York Stock Exchange. The average maturity of the Fund's investments will vary based on market conditions. It is anticipated, however, that the average dollar weighted maturity of the Fund will generally be between 2-3 years. Income Fund may invest up to 20% of its total assets in mortgage dollar rolls (in these transactions, it sells mortgage backed securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date) and up to 5% of its total assets in inverse floating rate instruments. For temporary defensive purposes the Fund may invest up to 100% of its assets in various types of U.S. Government securities and high quality money market instruments.

Special Investment Methods

Bond Fund and the Fund may use the special investment methods summarized below.

Loans of Portfolio Securities. Both Bond Fund and the Fund may lend their portfolio securities to brokers, dealers and other financial institutions, subject to certain conditions. The funds must receive collateral for the loans. Bond Fund presently does not intend to lend its portfolio securities but, if it does, the value of securities loaned is not expected to exceed 5% of the value of the total assets of Bond Fund in the coming year. Income Fund may commit up to 33-1/3% of the value of its total assets to such loans.

Repurchase Agreements. Both Bond Fund and the Fund may enter into repurchase agreements. There is no limit on the amount of either fund's net assets that may be subject to repurchase agreements of seven days or less. Neither fund will enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days; as to Bond Fund this percentage limit may increase to 15% with respect to all illiquid or restricted securities held by Bond Fund if certain state laws are changed or Bond Fund's shares are no longer sold in those states. Certain restricted securities, eligible for resale to qualified institutional purchasers, are not subject to that limit. However, investing in such exempt securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Hedging. Bond Fund may purchase and sell: futures contracts that relate to foreign currencies, financial indices and interest rates; certain put and call options; and options on futures, broadly-based stock indices, bond indices and foreign currency. Bond Fund may also enter into interest rate swap agreements. The Fund may purchase or sell financial futures contracts and purchase options on such contracts. These are all referred to as "hedging instruments." The funds do not use hedging instruments for speculative purposes. Up to 50% of Bond Fund's total assets may be subject to covered calls; the corresponding limit for Income Fund is 20%. Bond Fund will not write puts if more than 50% of its net assets would have to be segregated to cover put obligations. Bond Fund may only purchase a call or put if, after such purchase, the value of all call and put options held by Bond Fund would not exceed 5% of Bond Fund's total assets. Other limits on the use of hedging instruments are described in the funds' respective Prospectuses and Statements of Additional Information.

Hedging instruments may be used to manage a fund's exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities; to try to manage its exposure to changing interest rates; to hedge the fund's portfolio against price fluctuations; and to increase the fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on a fund's foreign investments. Both funds' foreign currency or options are used to try to protect against declines in the dollar value of foreign securities Bond Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Both funds may write covered call options to provide income for liquidity purposes, defensive reasons, or to raise cash to distribute to shareholders.

The use of hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. If a fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. A fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. Options trading involves the payment of premiums, and options, futures and forward contracts are subject to special tax rules that may affect the amount, timing and character of a fund's distributions to its shareholders. There are also special risks in particular hedging strategies. If a covered call written by Bond Fund is exercised on an investment that has increased in value, Bond Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. A fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

Derivative Investments. Each Fund can invest in a number of different kinds of "derivative investments." Some types of derivatives may be used for hedging purposes, as described above. Bond Fund may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment the performance of which is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. In the broadest sense, derivative investments include the hedging instruments, mortgage-backed and asset-backed securities and CMOs in which the funds may invest. Other types of derivatives in which Bond Fund may invest include index-linked or commodity-linked notes, debt exchangeable for common stock, equity-linked debt securities and currency indexed securities. Other types of derivatives in which Income Fund may invest include inverse floating rate instruments and structured notes.

One risk of investing in derivative investments is that the company issuing the instrument might not pay the amount due on the maturity of the instrument. There is also the risk that the underlying investment or security might not perform the way the investment adviser expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that a fund will realize less income than expected from its investments, or that it can lose part or all of the value of its investments, which will affect its share price.

When-Issued and Delayed Delivery Transactions. The funds may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery or are to be delivered at a later date. There may be a risk of loss to the funds if the value of the security changes prior to the settlement date.

Investment Restrictions

Both Bond Fund and Fund have certain investment restrictions that, together with the investment objective of Bond Fund, are fundamental policies changeable only by shareholder approval. The investment restrictions of Bond Fund and the Fund are set forth below.

Bond Fund cannot (1) make short sales except for sales "against the box";
(2) borrow money or enter into reverse repurchase agreements, except that Bond Fund may borrow money from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes (but not for the purpose of making investments), provided that the aggregate amount of all such borrowings and commitments under such agreements does not, at the time of borrowing or of entering into such an agreement, exceed 10% of Bond Fund's total assets taken at current market value; Bond Fund will not purchase additional portfolio securities at any time that the aggregate amount of its borrowings and its commitments under reverse repurchase agreements exceeds 5% of Bond Fund's net assets (for purposes of this restriction, entering into portfolio lending agreements shall not be deemed to constitute borrowing money); (3) concentrate its investments in any particular industry except that it may invest up to 25% of the value of its total assets in the securities of issuers in any one industry (of the utility companies, gas, electric, water and telephone will each be considered as a separate industry); and (4) buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if with respect to 75% of its total assets (a) more than 5% of Bond Fund's total assets would be invested in the securities of that issuer, or (b) Bond Fund would own more than 10% of that issuer's voting securities; (5) act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, Bond Fund may be deemed an underwriter under applicable laws;
(6) invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans (this restriction does not prevent Bond Fund from purchasing securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs); (7) make loans other than by investing in obligations in which Bond Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities;
(8) pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings, it may pledge securities having a market value at the time of the pledge not exceeding 15% of the cost of Bond Fund's total assets and except in connection with permitted transactions in options, futures contracts and options on futures contracts, and except for reverse repurchase agreements and securities lending; (9) purchase or retain securities of any issuer if, to the knowledge of the Trust, more than 5% of such issuer's securities are beneficially owned by officers and trustees of the Trust or officers and directors of MassMutual who individually beneficially own more than 1/2 of 1% of the securities of such issuer; and (10) make loans to an officer, trustee or employee of the Trust or to any officer, director or employee of MassMutual, or to MassMutual.

In accordance with certain non-fundamental policies and guidelines changeable without shareholder approval, Bond Fund may not: (a)invest for the purpose of exercising control over, or management of, any company; (b) purchase any security of a company which (including any predecessor, controlling person, general partner and guarantor) has a record of less than three years of continuous operations or relevant business experience, if such purchase would cause more than 5% of the current value of Bond Fund's assets to be invested in such companies; and (c) invest in securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, except when such purchase is a part of a plan of merger, consolidation, reorganization or acquisition.

Income Fund cannot: (1) issue senior securities, except as permitted by paragraphs 7, 8, 9 and 11 below. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of Income Fund's assets are not deemed to be senior securities; (2) (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities (other than United States Government or Government agency securities) of any one issuer (including repurchase agreements with any one bank or dealer) or more than 15% of its total assets in the obligations of any one bank; and
(b) purchase more than either (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies, bank money instruments or bank repurchase agreements; (3) invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that this limitation shall not apply to the purchase of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. For the purpose of this restriction, each utility that provides a separate service (e.g., gas, gas transmission, electric or telephone) shall be considered to be a separate industry. This test shall be applied on a proforma basis using the market value of all assets immediately prior to making any investment;
(4) alone, or together with any other portfolio or portfolios, make investments for the purpose of exercising control over, or management of, any issuer; (5) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than the customary broker's commission is involved and only if immediately thereafter not more than 10% of such portfolio's total assets, taken at market value, would be invested in such securities; (6) purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts or real estate, except that the Fund may: (1) purchase securities of issuers which invest or deal on any of the above and (2) invest for hedging purposes in futures contracts on securities, financial instruments and indices, and foreign currency, as are approved for trading on a registered exchange; (7) purchase any securities on margin (except that the Company may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position. The deposit or payment by Income Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin; (8) make loans, except that Income Fund (1) may lend portfolio securities in accordance with Income Fund's investment policies up to 33-1/3% of Income Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; (9) borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes, or make investments in portfolio securities while such outstanding borrowings exceed 5% of its total assets; (10) allow its current obligations under reverse repurchase agreements, together with borrowings, to exceed 1/3 of the value of its total assets (less all its liabilities other than the obligations under borrowings and such agreements); (11) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings as mentioned in investment restriction (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of Income Fund's total assets, taken at market value at the time thereof. In order to comply with certain state statues, the Fund will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of the value of pledged securities plus the maximum sales charge will exceed 10% of the value of Income Fund's shares at the maximum offering price. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis is not deemed to be a pledge; (12) underwrite securities of other issuers except insofar as the Company may be deemed an underwriter under the 1933 Act in selling portfolio securities; (13) write, purchase or sell puts, calls or combinations thereof, except that covered call options may be written;
(14) invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value at the time of the investment, would be invested in such securities. However, up to 25% of Income Fund's total assets may be invested in the aggregate in such securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on The New York Stock Exchange; and (15) invest more than 10% in the aggregate of the value of its total assets in repurchase agreements maturing in more than seven days, time deposits maturing in more than 2 days, portfolio securities which do not have readily available market quotations and all other illiquid assets.

Bond Fund Performance

Bond Fund does not maintain a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

During Bond Fund's fiscal year ended December 31, 1995, declines in interest rates lead to a strong rally in Treasury securities, which contributed to that Fund's positive overall performance. In the third and fourth quarters of 1995, Bond Fund reduced its allocation to Treasury securities, in order to realize profits and to emphasize investments in different categories of U.S. Government and corporate bonds. During that period, Bond Fund added to its holdings in the corporate bond sector, favoring companies in industries expected to experience earnings growth, such as cable, communications, broadcasting and media firms. Bond Fund also allocated assets to non-agency mortgage-backed securities, which have a higher degree of issuer default and therefore pay higher yields than Government agency mortgage obligations. Issues of utilities and cyclical industries such as mining and metals companies were underweighted in Bond Fund's portfolio.

The chart below shows the performance of a hypothetical $10,000 investment in Class A and Class B shares of Bond Fund held until December 31, 1995; in the case of Class A shares, from the inception of the class on April 15, 1988, and in the case of Class B shares, from the inception of the class on May 1, 1993. Class C shares are not being offered in the Reorganization, and thus no performance information about Class C shares is given.

The performance of Bond Fund's Class A and Class B shares is compared to the performance of the Lehman Brothers Corporate Bond Index, a broad-based, unmanaged index of publicly-issued nonconvertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. Prior to July 10, 1995, Bond Fund's investments were limited to investment grade bonds, U.S. Government Securities, and money market instruments. The Lehman Brothers Corporate Bond Index includes a factor for the reinvestment of interest, but does not reflect expenses or taxes. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, Bond Fund's performance reflects the effect of its business and operating expenses. While index comparisons may be useful to provide a benchmark for Bond Fund's performance, it must be noted that Bond Fund's investments are not limited to the securities in any one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

The performance of Bond Fund's Class A and Class B shares should also be compared to the performance of the comparable class of Income Fund shares. The average annual total returns on an investment in Income Fund Class A shares for 1, 5 and 10 year periods ended December 31, 1995 were 7.29%, 7.03% and 7.30%, respectively. These calculations reflect investment of all dividends and capital gains distributions and are shown net of the applicable 4% maximum initial sales charge. The cumulative total return on an investment in Income Fund Class B shares for the period from October 1, 1995 (inception) to December 31, 1995 was -2.71%. This calculation also reflects reinvestment of all dividends and distributions and are shown net of the applicable 5% contingent deferred sales charge.

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Bond Fund (Class A) and Lehman Brothers Corporate Bond Index

[graph]

Average Annual Total Return of Class A Shares of Bond Fund at 12/31/95(1)
1 Year              5 Years              Life

11.38%              8.33%                8.05%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Bond Fund (Class B) and Lehman Brothers Corporate Bond Index

[graph]

Average Annual Total Return of Class B Shares of Bond Fund at 12/31/95(2)
1 Year              Life
--------------------------------------------------------------------
11.06%              4.40%

1 The inception date of Bond Fund (Class A shares) was 4/15/88. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 4.75% maximum initial sales charge.
2 Class B shares of Bond Fund were first publicly offered on 5/1/93. The average annual total returns reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5% and 3% contingent deferred sales charges, respectively, for the 1-year period and life-of-the-class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.

Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

Additional information on Income Fund performance is set forth in the Fund's Annual Report as of December 31, 1995, which is incorporated herein by reference and may be obtained without charge as set forth in "Miscellaneous - Public Information."

Additional Comparative Information

General

For a discussion of the organization and operation of Bond Fund, including brokerage practices, see "Investment Objective and Policies" and "How the Fund is Managed" in Bond Fund's current Prospectus and "Brokerage Policies of the Fund" in the Bond Fund Statement of Additional Information. For a discussion of the organization and operation of the Fund, including brokerage practices, see "Investment Objectives and Policies," "Management" and "The Company" in the Company's current Prospectus and "Portfolio Transactions and Brokerage" in the Company's current Statement of Additional Information.

Financial Information

For certain financial information about Bond Fund and Income Fund, see (as to Bond Fund) "Financial Highlights" and "Performance of the Fund" in Bond Fund's current Prospectus and (as to Income Fund) "Financial Highlights" in the Company's current Prospectus.

Management of Bond Fund and Income Fund

For information about the management of Bond Fund and the Fund, including their respective Boards of Trustees or Directors, investment adviser, portfolio managers and distributor, see (as to Bond Fund) "Expenses" and "How the Fund is Managed" in the Bond Fund current Prospectus and (as to Income Fund) "Management" and "The Company" in the Company's current Prospectus.

Description of Shares of Bond Fund and Income Fund

Bond Fund is a series of the Trust, a Massachusetts business trust. Each share of Bond Fund represents an interest in Bond Fund proportionately equal to the interest of each other share of the same class and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to a vote at shareholder meetings. Shares of Bond Fund and of the Trust's other series vote together in the aggregate on certain matters at shareholder meetings, such as the election of Trustees and ratification of appointment of auditors. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which are not affected by that matter are not entitled to vote on the proposal. Shareholders of Bond Fund have the right, under certain circumstances, to remove a Trustee and will be assisted in communicating with other shareholders for such purpose.

Bond Fund is authorized to issue an unlimited number of shares of beneficial interest. Shares are freely transferrable and shares do not have cumulative voting rights or preemptive or subscription rights. Bond Fund is governed by a Board of Trustees that has the power, without shareholder approval, to establish and designate one or more series and to divide unissued shares into two or more classes. The Board of Trustees has established three classes of shares for Bond Fund, Class A, Class B and Class C. Each class invests in the same investment portfolio. Each class has its own dividends and distributions, and pays certain expenses which may be different for the different classes. Under certain circumstances, a shareholder of Bond Fund may be held personally liable as a partner for the obligations of Bond Fund, and under the Trust's Declaration of Trust, such a shareholder is entitled to indemnification rights by Bond Fund; the risk of a shareholder incurring any such loss is limited to the remote circumstances in which Bond Fund is unable to meet its obligations.

The Company is a Maryland corporation with 3 billion shares of common stock, par value $0.001 per share, authorized. The Board is authorized to classify and reclassify unissued common stock into additional series and the series into one or more classes. The shares of each class represent an interest in the same portfolio of investments as the series and have equal rights as to voting, redemption, dividends and liquidation. On matters affecting only one series, only the shareholders of that series are entitled to vote. On matters relating to all of the series but affecting the series differently, separate votes by each series are required. On matters relating to a single class of shares of a series, only the shareholders of that class are entitled to vote. Shareholders holding more than 50% of the shares of the Company can elect all of the Company's directors. Each share is entitled to one vote within each series.

Neither Bond Fund nor Income Fund are required to hold, and neither plans to hold, regular annual meetings of shareholders.

For further information about the shares of Bond Fund, see "How the Fund is Managed" in the Bond Fund current Prospectus and Bond Fund Statement of Additional Information. For a description of the classes of shares of Income Fund, including voting rights and restrictions on disposition, see "The Company" in the Company's current Prospectus.

Dividends, Distributions and Taxes

Bond Fund declares dividends from net investment income on each regular business day, distributes dividends monthly and distributes net long-term capital gains annually. Bond Fund declares and distributes net short-term capital gains annually. Dividends from net investment income of Income Fund are declared and paid monthly. All realized net short-term capital gains in excess of net long-term capital gains, if any, and all realized net long-term capital losses, if any, of Income Fund are declared and paid at least annually. For a discussion of the policies of Bond Fund and the Fund with respect to dividends and distributions, and a discussion of the tax consequences of an investment in Bond Fund and the Fund, see (as to Bond Fund) "Dividends, Capital Gains and Taxes" in the Bond Fund current Prospectus and (as to Income Fund) "Dividends, Capital Gains and Taxes" in the Company's current Prospectus.

Purchases, Redemptions and Exchanges of Shares

For a discussion of how shares of Bond Fund and the Fund may be purchased, redeemed and exchanged, see (as to Bond Fund) "How to Buy Shares," "How to Sell Shares," "Exchanges of Shares," "Special Investor Services," "Service Plan for Class A Shares," and "Distribution and Service Plan for Class B Shares" in Bond Fund's current Prospectus; and (as to Income Fund) "Prospectus Summary" and "Your Account" in the Company's current Prospectus.

Shareholder Inquiries

For a description of how shareholder inquiries should be made, see (as to Bond Fund) "How the Fund is Managed" in Bond Fund current Prospectus and (as to the Fund) the March 18, 1996 supplement to the Company's current Prospectus.


INFORMATION CONCERNING THE MEETING

The Meeting

The Meeting and any adjournments thereof will be held at OppenheimerFunds, Inc., 3410 South Galena Street, Denver, Colorado 80231, at 10:00 A.M., Denver time, on April 24, 1996. At the Meeting, Income Fund shareholders will be asked to consider and vote upon approval of the Reorganization Agreement, and the transactions contemplated thereby, including the transfer of substantially all the assets of the Fund to Bond Fund in exchange for the issuance of Class A and Class B shares of Bond Fund, the distribution by the Fund of such shares to its shareholders in liquidation of the Fund and the cancellation of the outstanding shares of the Fund.


Record Date; Vote Required; Share Information

The Board has fixed the close of business on March 18, 1996 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. The affirmative vote of the holders of a majority of Income Fund's Class A and Class B shares outstanding, entitled to vote and voting together as a series, is required for approval of the Proposal. Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. Only Income Fund shareholders will vote on the Reorganization. The vote of shareholders of Bond Fund is not being solicited to approve the Reorganization Agreement.

At the close of business on the Record Date, there were approximately 3,460,009 Class A and 9,167 Class B shares of the Fund issued and outstanding. The presence in person or by proxy of the holders of a majority of Income Fund's shares constitutes a quorum for the transaction of business at the Meeting. As of the close of business on the Record Date, there were approximately 15,069,194 Class A, 3,577,274 Class B and 280,063 Class C shares of Bond Fund issued and outstanding. To the knowledge of the Fund, as of March 8, 1996, no person owned of record or beneficially 5% or more of the outstanding Class A or Class B Income Fund shares or 5% or more of the outstanding shares of the Company, except for the following Class B Income Fund shareholders (the numbers shown parenthetically are the approximate percentage of the outstanding Class
B shares of Income Fund): (i) Murphy Trust Estate, 404 Beryl Cove Way, Seal Beach, CA 90740, which held 4,219.409 shares (46.0%); (ii) Dale & Douglas Meunier JTWROS, 444 Round Lake Drive, Caledonia, MI 49316, which held 2,154,868 shares (23.5%); (iii) Ethel Jones, Diane Bichsel, Carolyn Lowe, JTWROS, 703 N. Alta Dena, Royal Oaks, MI 48067, which held 549,109 shares (6.0%); and (iv) Cynthia Hannah, Custodian for Famous Spellman, UTMA - VA, 1709 Birch Trail Cir., Chesapeake, VA 23320, which held 1,308.926 shares (14.3%). To the knowledge of Bond Fund, as of March 8, 1996, no person owned of record or beneficially 5% or more of the outstanding shares of the Trust, or 5% or more of the outstanding Class
A, Class B or Class C Bond Fund shares except as follows (the numbers shown parenthetically are the approximate percentage of the outstanding Bond Fund shares of that class): (i) MassMutual and affiliates, 1295 State Street, Springfield, MA 01111, which held 825,144.176 shares (5.5%); (ii) RPSS TR IRA FBO Shirley Einhorn, 10662 S.W. 79th Terrace, Miami, FL 33173, 24,670.768 Class C shares (9.28%), (iii) Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, Jacksonville, FL 32246, 17,145 Class C shares (6.45%); (iv) Oppenheimer & Co., Inc., P.O. Box 3484, New York, NY 10008, 16,554.132 Class C shares (6.2%); (v) Merchants & Farmers Bank 401(k) Plan, Millport, AL 35576, 15,711.805 Class C shares (5.9%); and
(vi) David B. Landers PC PSP, 3364 East Slauson Avenue, Vernon, CA 90058, 13,534.984 Class C shares (5.09%). As of March 8, 1996, the officers and Directors of the Trust, and the officers and Directors of the Company, beneficially owned as a group less than 1% of the outstanding shares of each class of Bond Fund and Income Fund, respectively, and of the outstanding shares of the Trust and the Company, respectively.

In the event a quorum does not exist on the date originally scheduled for the Meeting, or, subject to approval of the Board, for other reasons, one or more adjournments of the Meeting may be sought by the Board. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting (or any adjournment thereof) in person or by proxy. The persons named as proxies will vote all shares represented by proxies which they are required to vote in favor of the Proposal, in favor of an adjournment, and will vote all shares which they are required to vote against the Proposal, against an adjournment. In the event that a quorum is present at the Meeting but the shareholders do not approve the Reorganization, the Reorganization will be deemed to have not been approved and the Board will consider what further action, if any, to take.

Shares of common stock of the Company represented in person or by proxy (including shares which abstain or do not vote with respect to the Proposal presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares on the Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted ("broker non-votes"). Abstentions and broker non-votes will be counted as present for purposes of determining a quorum and will have the same effect as a vote against the Proposal, except as follows: if a broker or nominee holding street account shares indicates on the proxy that it does not have discretionary authority to vote on the Proposal, those shares will not be considered as present and entitled to vote on the Proposal and are not considered to be votes cast.

Proxies

The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is quorum to conduct the Meeting. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposal. The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of the Company at OppenheimerFunds, Inc., Two World Trade Center, New York, New York 10048-0203; (ii) attending the Meeting and voting in person; (iii) signing and returning a new proxy (if returned and received in time to be voted); or (iv) voting by telephone as explained below.

Costs of the Solicitation and the Reorganization

All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be borne by MassMutual. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of OFI or OFI's affiliates, personally or by telephone or telegraph. In addition, the Company has retained D.F. King & Co., Inc., 77 Water Street, New York, New York 10005 to assist in the solicitation of proxies primarily by contacting shareholders by telephone and telegram. The cost of such proxy solicitor will be borne by MassMutual. D.F. King & Co., Inc. may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Company has not sought to obtain an opinion of counsel on this matter and is unaware of any such challenge at this time. A shareholder would be called on a recorded line at the telephone number the Company has in its records for the account and could be asked the shareholder's Social Security number or other identifying information.
The shareholder would then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions. To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions in the mail. A special telephone number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to provide a written proxy or attend the Meeting, the shareholder can revoke the proxy at that time and provide a written proxy or vote the shares at the Meeting.

Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of the Fund and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by MassMutual for their reasonable out-of-pocket expenses.

In addition to the proxy solicitation expenses (as described above), MassMutual will bear the cost of the tax opinion, as well as any other expenses associated with the Reorganization, including legal and accounting expenses.

MISCELLANEOUS

Financial Information

The Reorganization will be accounted for by Bond Fund in its financial statements similar to a pooling without restatement. Further financial information as to Income Fund is contained in the Company's current Prospectus, which is available without charge upon written request to OFS at P.O. Box 5270, Denver, Colorado 80217, and is incorporated herein, and in its audited financial statements as of December 31, 1995, which are included in the Statement of Additional Information. Financial information for Bond Fund is contained in its current Prospectus accompanying this Proxy Statement and Prospectus and incorporated herein, and in its audited financial statements as of December 31, 1995, which are included in the Statement of Additional Information.

Public Information

Additional information about Bond Fund and Income Fund is available, as applicable, in the following documents, which may be obtained without charge by writing to OFS at P.O. Box 5270, Denver, Colorado 80217 or by calling 1-800-525-7048: (i) Bond Fund's Prospectus dated July 10, 1995, supplemented November 22, 1995, January 1, 1996 and January 5, 1996, accompanying this Proxy Statement and Prospectus (ii) the Company's Prospectus dated October 1, 1995, supplemented March 18, 1996, and incorporated by reference herein; (iii) Bond Fund's Annual Report as of December 31, 1995; and (iv) the Company's Annual Report as of December 31, 1995.

Additional information about the following matters is contained in the Statement of Additional Information, which is incorporated herein by reference and includes Bond Fund's Statement of Additional Information, the Company's Statement of Additional Information and the Annual Reports described in the preceding paragraph: the organization and operation of Bond Fund and Income Fund; more information on investment policies, practices and risks; information about the Board of Trustees of the Trust and the Board of Directors of the Company (on behalf of Bond Fund and Income Fund, respectively) and their responsibilities; a further description of the services provided by Bond Fund's and the Fund's investment adviser, distributor, and transfer and shareholder servicing agent; dividend policies; tax matters; an explanation of the method of determining the offering price of the shares of Bond Fund and Income Fund; purchase, redemption and exchange programs; and distribution arrangements.

Bond Fund and Income Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about Bond Fund and the Fund which are of public record can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549.


OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters if no voting instructions are provided.

By Order of the Board of Directors

Andrew J. Donohue, Secretary

March 18, 1996

                                              EXHIBIT A

                                AGREEMENT AND PLAN OF REORGANIZATION


       AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of March 18, 1996 by and between Oppenheimer Series Fund, Inc., a Maryland corporation (the "Company") on behalf of Connecticut Mutual Income Account, a series of the Company ("Income Fund") and Oppenheimer Integrity Funds, a Massachusetts business trust (the "Trust") on behalf of Oppenheimer Bond Fund, a series of the Trust ("Bond Fund").

                                        W I T N E S S E T H:

       WHEREAS, the parties are each open-end investment companies of the management type; and

       WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of Income Fund and Bond Fund through the acquisition by Bond Fund of substantially all of the assets of Income Fund in exchange solely for the issuance of voting Class A and Class B shares of beneficial interest ("shares") of Bond Fund to Income Fund and the assumption by Bond Fund of certain liabilities of Income Fund, which Class A and Class B shares of Bond Fund are thereafter to be distributed by Income Fund pro rata to its shareholders in complete liquidation of Income Fund and complete cancellation of its shares;

       NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

       1. The parties hereto hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Bond Fund of substantially all of the properties and assets of Income Fund in exchange for the issuance of Class A and Class B shares of Bond Fund to Income Fund and the assumption by Bond Fund of certain liabilities of Income Fund, followed by the distribution by Income Fund of such Class A and Class B shares of Bond Fund to the Class A and Class B shareholders of Income Fund in exchange for their Class A and Class B shares of Income Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

              The share transfer books of Income Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Income Fund; redemption requests received by Income Fund after that date shall be treated as requests for the redemption of the shares of Bond Fund that shall have been distributed to the shareholder in question as provided in Section 5.

       2. On the Closing Date (as hereinafter defined), all of the assets of Income Fund on that date, excluding a cash reserve (the "Cash Reserve") to be retained by Income Fund sufficient in its discretion for the payment of the expenses of Income Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10E of the Agreement, shall be delivered as provided in Section 8 of the Agreement to Bond Fund, in exchange for and against delivery to Income Fund on the Closing Date of a number of Class A and Class B shares of Bond Fund, having an aggregate net asset value equal to the value of the assets of Income Fund so transferred and delivered.

       3. The net asset value of Class A and Class B shares of Bond Fund and the value of the assets of Income Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A and Class B shares of Bond Fund and the Class A and Class
B shares of Income Fund shall be done in the manner used by Bond Fund and Income Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Bond Fund in such computation shall be applied to the valuation of the assets of Income Fund to be transferred to Bond Fund.

              Income Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Income Fund's shareholders all of Income Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

       4. The closing of the transactions contemplated herein (the "Closing") shall be at the office of OppenheimerFunds, Inc. (the "Agent"), Two World Trade Center, Suite 3400, New York, New York 10048, at 4:00 P.M. New York time on April 26, 1996, or at such other time or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

              In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

       5. As soon as practicable after the Closing, Income Fund shall distribute on a pro rata basis to the shareholders of Income Fund on the Valuation Date the Class A and Class B shares of Bond Fund received by Income Fund on the Closing Date in exchange for the assets of Income Fund in complete liquidation of Income Fund; for the purpose of the distribution by Income Fund of Class A and Class B shares of Bond Fund to its shareholders, Bond Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A and Class B shares of Bond Fund on the books of Bond Fund to each Class A and Class B shareholder, respectively of Income Fund in accordance with a list (the "Shareholder List") of its shareholders received from Income Fund; and (b) confirm an appropriate number of Class A and Class B shares of Bond Fund to each shareholder of Income Fund; certificates for Class A and Class B shares of Bond Fund will be issued upon written request of a former shareholder of Income Fund but only for whole shares, with fractional shares credited to the name of the shareholder on the books of Bond Fund.

              The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Income Fund, indicating his or her share balance. Income Fund agrees to supply the Shareholder List to Bond Fund not later than the Closing Date. Shareholders of Income Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Bond Fund which they received.

       6. Within one year after the Closing Date, Income Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash
Reserve to Bond Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Income Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of Income Fund outstanding on the Valuation Date.

       7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the closing, Bond Fund will be in compliance with all of its investment policies and restrictions. At the Closing, Income Fund shall deliver to Bond Fund two copies of a list setting forth the securities, cash and receivables then owned by Income Fund. Promptly after the Closing, Income Fund shall provide Bond Fund a list setting forth the respective federal income tax bases thereof.

       8. Portfolio securities or written evidence acceptable to Bond Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Income Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Income Fund on the Closing Date to Bond Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash holding of Income Fund shall be delivered to Bond Fund in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer to Bond Fund's custodian bank payable to the order of Bond Fund for the account of Bond Fund.


        Shares of Bond Fund representing the number of shares of Bond Fund being delivered against the assets of Income Fund, registered in the name of Income Fund, shall be transferred to Income Fund on the Closing Date. Such shares shall thereupon be assigned by Income Fund to its shareholders so that the shares of Bond Fund may be distributed as provided in Section 5.

              If, at the Closing Date, Income Fund is unable to make delivery under this Section 8 to Bond Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Income Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Income Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Income Fund will deliver to Bond Fund by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment as to such securities or cash proceeds in a form reasonably satisfactory to Bond Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Bond Fund.

       9. Bond Fund shall not assume the liabilities (except for (a) portfolio securities purchased which have not settled and (b) shareholder redemption and dividend checks outstanding) of Income Fund, but Income Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. Each party represents to the other that Massachusetts Mutual Life Insurance Company has agreed to assume liability for and pay all expenses associated with the reorganization, including legal and accounting expenses, the costs of required tax opinions, and the cost of printing and mailing the proxies and proxy statements in connection with the solicitation of the approval by the shareholders of Income Fund of this reorganization. However, any documents such as existing prospectuses or annual reports that are included in that proxy mailing will be a cost of the Fund issuing the document. Other than the cost of such documents, neither party will bear any expenses associated with the reorganization.

       10. The obligations of Bond Fund hereunder shall be subject to the following conditions:

              A. The Board of Directors of the Company on behalf of Income Fund shall have authorized the execution of the Agreement, and the shareholders of Income Fund shall have approved the Agreement and the transactions contemplated thereby, and Income Fund shall have furnished to Bond Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Company; such shareholder approval shall have been by the affirmative vote of a majority of the outstanding voting securities of Income Fund at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

              B. Bond Fund shall have received an opinion dated the Closing Date of Piper & Marbury LLP, counsel to the Company, to the effect that
(i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with full powers to conduct its business as described by its charter and as currently being conducted; (ii) the execution and delivery of the Agreement and the consummation of the transactions contemplated therein will not result in any violation of the provisions of the charter or by-laws of the Company; and (iii) the Agreement has been duly authorized and executed by the Company and the Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratoriums and other similar laws relating to or affecting creditor rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

              C. The representations and warranties of the Company on behalf of Income Fund contained herein shall be true and correct at and as of the Closing Date, and Bond Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer of the Company, dated the Closing Date, to that effect.

              D. On the Closing Date, Income Fund shall have furnished to Bond Fund a certificate of the Treasurer or Assistant Treasurer of the Company as to the amount of the capital loss carry-over , if any, and net unrealized appreciation or depreciation, if any, with respect to Income
Fund as of the Closing Date.

              E. The Cash Reserve shall not exceed 1% of the value of the net assets, nor 10% in value of the gross assets, of Income Fund at the close of business on the Valuation Date.

              F. A Registration Statement on Form N-14 filed by Oppenheimer Integrity Funds under the Securities Act of 1933, as amended (the "1933
Act"), containing a preliminary form of the Proxy Statement and Prospectus required under the Act to request the approval of the shareholders of Income Fund of the reorganization contemplated in the Agreement (the
"Proxy Statement and Prospectus"), shall have become effective under the 1933 Act not later than December 31, 1996.

              G. On the Closing Date, Bond Fund shall have received a letter of David E. Sams, Jr. or other senior executive officer of G.R. Phelps &
Co. Inc. (Income Fund's administrator and former investment manager) acceptable to Bond Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of Income Fund arising out of litigation brought against Income Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Income Fund delivered to Bond Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

              H. Bond Fund shall have received an opinion, dated the Closing Date, of Arthur Andersen LLP, to the same effect as the opinion contemplated by Section 11.E. of the Agreement.

              I. Bond Fund shall have received at the closing all of the assets of Income Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

       11. The obligations of Income Fund hereunder shall be subject to the following conditions:

              A. The Board of Trustees of the Trust on behalf of Bond Fund shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Bond Fund shall have furnished to Income Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Oppenheimer Integrity Funds.

              B. Income Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote of the holders of a majority of Income Fund's Class A and Class B shares outstanding and entitled to vote, voting together as a series; and Income Fund shall have furnished Bond Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Income Fund.

              C. Income Fund shall have received an opinion dated the Closing Date of Myer, Swanson, Adams & Wolf, P.C., counsel to Bond Fund, to the effect that (i) the Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as described by its Declaration of Trust and to the best knowledge of such counsel, then being conducted and to enter into and perform the Agreement; (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon the Trust in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratoriums and other similar laws relating to or affecting creditor rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and to authorize effectively the transactions contemplated by the Agreement, have been taken by the Trust on behalf of Bond Fund, and (iii) the shares of Bond Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable, except as set forth in Bond Fund's then current Prospectus and Statement of Additional Information.

              D. The representations and warranties of the Trust on behalf of Bond Fund contained herein shall be true and correct at and as of the Closing Date, and Income Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or an Assistant
Secretary or the Treasurer of the Trust to that effect dated the Closing
Date.

              E. Income Fund shall have received an opinion of Arthur Andersen LLP to the effect that the Federal tax consequences of the transaction, if carried out in the manner outlined in this Agreement and Plan of Reorganization and in accordance with (i) Income Fund's representation that there is no plan or intention by any Fund shareholder who owns 5% or more of Income Fund's outstanding shares, and, to Income Fund's best knowledge, there is no plan or intention on the part of the remaining Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Bond Fund shares received in the transaction that would reduce Income Fund shareholders' ownership of Bond Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Fund shares as of the same date, and (ii) the representation by each of Income Fund and Bond Fund that, as of the Closing Date, Income Fund and Bond Fund will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code and (iii) the other representations by each of Income Fund and Bond Fund made to Arthur Andersen LLP, and set forth in the opinion, will generally be as follows:

                     1. The transfer of substantially all of Income Fund's assets in exchange for Class A and Class B shares of Bond Fund and the assumption by Bond Fund of certain identified liabilities of Income Fund followed by the distribution by Income Fund of Class A and Class B shares of Bond Fund to Income Fund shareholders in exchange for their Income Fund shares will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code and Income Fund and Bond Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.


            2. Pursuant to Section 1032 of the Code, no gain or loss will be recognized by Bond Fund upon the receipt of the assets of Income Fund solely in exchange for Class A and Class B shares of Bond Fund and the assumption by Bond Fund of certain identified liabilities of Income Fund.

                     3. Pursuant to Sections 361(a) and 361(c) of the Code, no gain or loss will be recognized by Income Fund upon the transfer of the assets of Income Fund to Bond Fund in exchange for Class A and Class B shares of Bond Fund and the assumption by Bond Fund of certain identified liabilities of Income Fund or upon the distribution of Class A and Class
B shares of Bond Fund to Income Fund shareholders in exchange for Income
Fund shares.

                     4. Pursuant to Section 354(a) of the Code, no gain or loss will be recognized by Income Fund shareholders upon the exchange of Income Fund shares for the Class A and Class B shares of Bond Fund.
However, Income Fund shareholders may recognize taxable income or gain to the extent they receive any portion of the Cash Reserve, as defined in the Agreement.

             5. Pursuant to Section 358 of the Code, the aggregate tax basis for Class A and Class B shares of Bond Fund received by each Income Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of Income Fund shares held by each such Income Fund shareholder immediately prior to the Reorganization.

                     6. Pursuant to Section 1223 of the Code, the holding period of Class A and Class B shares of Bond Fund to be received by each Income Fund shareholder will include the period during which Income Fund shares surrendered in exchange therefor were held (provided such Income
Fund shares were held as capital assets on the date of the Reorganization.

              7. Pursuant to Section 362(b) of the Code, the tax basis of the assets of Income Fund acquired by Bond Fund will be the same as the tax basis of such assets of Income Fund immediately prior to the Reorganization.

                     8. Pursuant to Section 1223 of the Code, the holding period of the assets of Income Fund in the hands of Bond Fund will include the period during which those assets were held by Income Fund.

                     9. Bond Fund will succeed to and take into account the items of Income Fund described in Section 381(c) of the Code, including the earnings and profits, or deficit in earnings and profits, of Income
Fund as of the date of the transactions. Bond Fund will take these items into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder.

              F. The Cash Reserve shall not exceed 1% of the value of the net assets, nor 10% in value of the gross assets, of Income Fund at the close of business on the Valuation Date.

              G. A Registration Statement on Form N-14 filed by Oppenheimer Integrity Funds under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus required under the Act to request the approval of the shareholders of Income Fund of the reorganization contemplated in the Agreement shall have become effective under the 1933
Act not later than December 31, 1996.

              H. On the Closing Date, Income Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to Income Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of Bond Fund arising out of litigation brought against Bond Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Bond Fund delivered to Income Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

              I.     Income Fund shall acknowledge receipt of the shares of Bond
Fund.

       12. The Company on behalf of Income Fund hereby represents and warrants that:

              A. The financial statements of Income Fund as at December 31, 1995 (audited) heretofore furnished to Bond Fund, present fairly the financial position, results of operations, and changes in net assets of Income Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from December 31, 1995 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Income Fund, it being agreed that a decrease in the size of Income Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

              B. Contingent upon approval of the Agreement and the transactions contemplated thereby by Income Fund's shareholders, Income Fund has authority to transfer all of the assets of Income Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

              C. The Prospectus, as amended and supplemented, contained in the Company's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

              D. There is no material contingent liability of Income Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Income Fund, threatened against Income Fund, not reflected in such Prospectus;

              E. There are no material contracts outstanding to which Income Fund is a party other than those ordinary in the conduct of its business;

              F. Income Fund is a series of Oppenheimer Series Fund, Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; and has all necessary and material
Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Income Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

              G. All Federal and other tax returns and reports of Income Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Income Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Income Fund ended December 31, 1995 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and

              H. Income Fund has elected to be treated as a regulated investment company and, for each taxable year of its operations, Income Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Income Fund intends to meet such requirements with respect to its current taxable year.

       13. The Trust on behalf of Bond Fund hereby represents and warrants that:

              A. The financial statements of Bond Fund as at December 31, 1995 (audited) heretofore furnished to Income Fund, present fairly the financial position, results of operations, and changes in net assets of Bond Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from December 31, 1995 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Bond Fund, it being understood that a decrease in the size of Bond Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

              B. The Prospectus, as amended and supplemented, contained in the Trust's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

              C. There is no material contingent liability of Bond Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Bond Fund, threatened against Bond Fund, not reflected in such Prospectus;

              D. There are no material contracts outstanding to which Bond Fund is a party other than those ordinary in the conduct of its business;

              E. Bond Fund is a series of Oppenheimer Integrity Funds, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the shares of Bond Fund which it issues to Income Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, except as otherwise set forth in the Trust's Registration Statement; and will conform to the description thereof contained in the Trust's Registration Statement, will be duly registered under the 1933 Act and in the states where registration is required; and Bond Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

              F. All Federal and other tax returns and reports of Bond Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Bond Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Bond Fund ended December 31, 1995 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

              G. Bond Fund has elected to be treated as a regulated investment company and, for each taxable year of its operations, Bond Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Bond Fund intends to meet such requirements with respect to its current taxable year;

              H. Bond Fund has no plan or intention (i) to dispose of any of the assets transferred by Income Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

              I. After consummation of the transactions contemplated by the Agreement, Bond Fund intends to operate its business in a substantially unchanged manner.

       14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Bond Fund hereby represents to and covenants with Income Fund that, if the reorganization becomes effective, Bond Fund will treat each shareholder of Income Fund who received any of Bond Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of Bond Fund received by such shareholder for the purpose of making additional investments in shares of Bond Fund, regardless of the value of the shares of Bond Fund received. Bond Fund represents to Income Fund that each shareholder of Income Fund who received shares of Bond Fund as a result of the reorganization and was subject to a Class B contingent deferred sales charge waiver, as described in the proxy statement of Income Fund dated December 18, 1995, relating to the approval of OppenheimerFunds, Inc. as Income Fund's investment adviser, will remain eligible for such waiver as described therein, upon the supplementing of the Prospectus of Bond Fund with respect thereto.

       15. Bond Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act (unless it has already done so) which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection.

       16. The obligations of the parties under the Agreement shall be subject to the right of (a) both parties to mutually consent to abandon and terminate the Agreement without liability, and (b) either party to abandon and terminate the Agreement without liability if the other party breaches any material provision of the Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of the Agreement and the Closing Date (i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or
(ii) asserting a material liability of either party, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date. In the event of termination, damages will be limited to reimbursement by the party breaching any material provision of the Agreement of the reasonable out-of-pocket fees and expenses (if any) incurred by the other party in connection with the transactions contemplated by the Agreement.

       17. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

       18. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgement of such waiver.

       19. Income Fund understands that the obligations of Bond Fund and the Trust under the Agreement are not binding upon any Trustee or shareholder of Bond Fund or the Trust personally, but bind only Bond Fund and Bond Fund's property. Income Fund represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder and Trustee liability for acts or obligations of Bond Fund or the Trust.










       IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

Attest:                                   OPPENHEIMER SERIES FUND, INC.
                                          On behalf of
                                          CONNECTICUT MUTUAL INCOME ACCOUNT

/s/ Robert G. Zack                               /s/ Andrew J. Donohue
__________________________                By: _____________________________
Robert G. Zack, Assistant
    Secretary                             Name and Title: Andrew J. Donohue,
                                                               Secretary

Attest:                                   OPPENHEIMER INTEGRITY FUNDS
                                          On behalf of OPPENHEIMER BOND FUND

/s/ Robert G. Zack                               /s/ Andrew J. Donohue
__________________________                By:_________________________________
Robert G. Zack, Assistant
     Secretary                   Name and Title: Andrew J. Donohue, Vice
                                          President & Secretary

                           APPENDIX TO PROXY STATEMENT AND PROSPECTUS OF
                                        OPPENHEIMER BOND FUND


       Graphic material included in Proxy Statement and Prospectus of Oppenheimer Bond Fund "Bond Fund Performance":

       Linear graphs will be included in the Proxy Statement and Prospectus of Oppenheimer Bond Fund ("Bond Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 in Bond Fund. In the case of Bond Fund's Class A shares, that graph will cover each of Bond Fund's fiscal years since the inception of the class on April 15, 1988 through December 31, 1995 and in the case of Class B shares the graph will cover the period from the inception of the class on May 1, 1993 through December 31, 1995. The graphs will compare such values with the same investments over the same time periods with The Lehman Brothers Corporate Bond Index. Set forth below are the relevant data points that will appear on the linear graphs. Additional information with respect to the foregoing, including a description of The Lehman Brothers Corporate Bond Index, is set forth in the Proxy Statement and Prospectus under Bond Fund Performance.

                                                                    Lehman Brothers
                                  Oppenheimer                       Corporate
(Period) Ended                    Bond Fund A                       Bond Index
04/15/88                          $9,525                            $10,000
12/31/88                          $9,952                            $10,368
12/31/89                          $11,077                           $11,885
12/31/90                          $11,602                           $12,759
12/31/91                          $13,723                           $15,170
12/31/92                          $14,653                           $16,392
12/31/93                          $16,163                           $18,310
12/31/94                          $15,538                           $17,530
12/31/95                          $18,169                           $21,429

                                  Lehman Brothers
Fiscal Year Oppenheimer           Corporate
(Period) Ended                    Bond Fund B(1)                    Bond Index
05/01/93                          $10,000                           $10,000
12/31/93                          $10,391                           $10,503
12/31/94                          $ 9,920                           $10,056
12/31/95                          $11,216                           $12,292

----------------------
(1) Class B shares of the Fund were first publicly offered on May 1, 1993.

Preliminary Copy
OPPENHEIMER SERIES FUND, INC.
CONNECTICUT MUTUAL INCOME ACCOUNT

PROXY FOR SPECIAL SHAREHOLDERS MEETING
TO BE HELD APRIL 24, 1996

The undersigned shareholder of Connecticut Mutual Income Account (the "Fund"), a series of Oppenheimer Series Fund, Inc. (the "Company"), does hereby appoint Andrew J. Donohue, George Bowen and Robert Bishop, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on April 24, 1996, at OppenheimerFunds, Inc., 3410 South Galena Street, Denver, Colorado 80231 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHO RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR THE PROPOSAL. IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

The Proposal:

       To approve an Agreement and Plan of Reorganization dated as of March 18, 1996 by and among Oppenheimer Integrity Funds, on behalf of Oppenheimer Bond Fund and the Company, on behalf of the Fund, and the transactions contemplated thereby, including the transfer of substantially all the assets of the Fund to Oppenheimer Bond Fund in exchange for the issuance of Class A and Class B shares of Oppenheimer Bond Fund, the distribution by the Fund of such shares to its shareholders in liquidation of the Fund and the cancellation of the outstanding shares of the Fund.

            FOR____              AGAINST____                 ABSTAIN____

                                        Dated:________________________, 1996
                                               (Month)       (Day)

                                        ______________________________
                                               Signature(s)

                                        ______________________________
                                               Signature(s)

     Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.